                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


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Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

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

                          [Campbell Soup Company Logo]
                                 CAMPBELL PLACE
                         CAMDEN, NEW JERSEY 08103-1799

                                                                OCTOBER 10, 2000

                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS

                           FRIDAY, NOVEMBER 17, 2000
                            11:00 A.M., EASTERN TIME
                              THE LAKELAND CENTER
                             700 WEST LEMON STREET
                            LAKELAND, FLORIDA 33815

AGENDA

1. ELECT DIRECTORS.

2. APPROVE AMENDMENTS OF THE COMPANY'S MANAGEMENT WORLDWIDE INCENTIVE PLAN.

3. APPROVE AMENDMENTS OF THE COMPANY'S 1994 LONG-TERM INCENTIVE PLAN.

4. RATIFY APPOINTMENT OF AUDITORS.

5. ACT UPON A SHAREOWNER PROPOSAL.

6. TRANSACT ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

     Shareowners of record at the close of business on September 19, 2000 will be entitled to vote.

     Your vote is important. In order to have as many shares as possible represented, kindly SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED OR VOTE BY PHONE OR THE INTERNET (see instructions on proxy card).

                                          By Order of the Board of Directors,

                                             /s/ JOHN J. FUREY
                                               John J. Furey
                                            Corporate Secretary

IMPORTANT

     Please note that a ticket is required for admission to the meeting. If you plan to attend and shares are registered in your name as of September 19, 2000, please check the appropriate box on your proxy card or when voting on the Internet or indicate when prompted if voting by telephone. A ticket of admission will be forwarded to you. If your shares are held in the name of a broker or other nominee, please follow the instructions on page 31 to obtain an admission ticket.

                               TABLE OF CONTENTS

PROXY STATEMENT                                                         PAGE
---------------                                                         ----

*         Item 1 -- Election of Directors.............................     1
          Security Ownership of Directors and Executive Officers......    5
          Security Ownership of Certain Beneficial Owners.............    6
          Director Attendance.........................................    8
          Director Compensation.......................................    8
          Board Committees............................................    9
          Certain Relationships and Related Transactions..............   11
          Corporate Governance........................................   11
          Compensation of Executive Officers..........................   14
          --  Compensation and Organization Committee's Report on
              Executive Compensation..................................   14
          --  Compensation and Organization Committee Interlocks and
              Insider Participation...................................   17
          --  Summary Compensation Table..............................   18
          --  Option Grants in Last Fiscal Year.......................   20
          --  Aggregated Option Exercises in Last Fiscal Year and
              Fiscal Year-End Option Values...........................   21
          --  Return to Shareowners Performance Graph.................   21
          --  Pension Plans...........................................   22
          --  Termination Arrangements................................   22
*         Item 2 -- Approval of Amendments of the Management Worldwide
          Incentive Plan..............................................   24
*         Item 3 -- Approval of Amendments of the 1994 Long-Term
          Incentive Plan..............................................   25
*         Item 4 -- Ratification of Appointment of Auditors...........   27
*         Item 5 -- Shareowner Proposal...............................   28
          Submission of Shareowner Proposals..........................   29
          Directors and Executive Officers Stock Ownership Reports....   29
          Other Matters...............................................   30
          Proxies and Voting at the Meeting...........................   30
          Information About Attending the Meeting.....................   31
          Management Worldwide Incentive Plan --                 Appendix A
          1994 Long-Term Incentive Plan --                       Appendix B

------------------
* Denotes items to be voted on at the meeting.

     NOTE: SHAREOWNERS MAY RECEIVE A COPY OF THE COMPANY'S ANNUAL FORM 10-K REPORT WITHOUT CHARGE BY:

(1) WRITING TO INVESTOR RELATIONS, CAMPBELL SOUP COMPANY, CAMPBELL PLACE, CAMDEN, NJ 08103-1799;

(2) CALLING 1-888-747-SOUP (1-888-747-7687); OR

(3) LEAVING A MESSAGE ON CAMPBELL'S HOME PAGE AT www.campbellsoup.com.

                                     ITEM 1

                             ELECTION OF DIRECTORS

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES

     The Board of Directors of the Company, pursuant to the By-Laws, has determined that the number of Directors of the Company shall be sixteen. The directors are to be elected to hold office until the next Annual Meeting of the Shareowners and until their successors are elected and shall have qualified. Directors are elected by a plurality of the votes cast. Except as otherwise specified in the proxy, proxies will be voted for election of the nominees named below.

     If a nominee becomes unable or unwilling to serve, proxies will be voted for election of such person as shall be designated by the Board of Directors. Management knows of no reason why any nominee shall be unable or unwilling to serve.

     The following table sets forth certain information concerning the nominees at September 19, 2000:

                                       (1) PRINCIPAL OCCUPATION OR EMPLOYMENT                DIRECTOR
NAME                                       (2) OTHER BUSINESS AFFILIATIONS            AGE     SINCE
----                                   --------------------------------------         ---    --------

[PHOTOGRAPH]                       (1) Retired Senior Scientific Adviser to the       68       1986
Alva A. App                        United Nations Development Programme.

[PHOTOGRAPH]                       (1) President and Chief Executive Officer of       58       1990
Edmund M. Carpenter                Barnes Group Inc since December 1998.
                                   Previously Senior Managing Director of Clayton
                                   Dubilier & Rice. Former Chairman and Chief
                                   Executive Officer of General Signal
                                   Corporation.
                                   (2) Director of Barnes Group Inc, Dana
                                   Corporation, Texaco, Inc. and Allied
                                   World-Wide.

[PHOTOGRAPH]                       (1) Private investor and Chairman and Managing     54       1989
Bennett Dorrance                   Director of DMB Associates in Phoenix, Arizona.

                                       (1) PRINCIPAL OCCUPATION OR EMPLOYMENT                DIRECTOR
NAME                                       (2) OTHER BUSINESS AFFILIATIONS            AGE     SINCE
----                                   --------------------------------------         ---    --------

[PHOTOGRAPH]                       (1) Management Consultant, Field & Associates.     66       1987
Thomas W. Field, Jr.               Previously Chairman and Chief Executive Officer
                                   of ABCO Foods, Inc. Former Chairman, President
                                   and Chief Executive Officer of McKesson
                                   Corporation.
                                   (2) Director of Stater Brothers Market, Inc.

[PHOTOGRAPH]                       (1) Chairman and Chief Executive Officer of        56       1996
Kent B. Foster                     Ingram Micro, Inc. since May 2000. Previously
                                   President of GTE Corp.
                                   (2) Director of J.C. Penney Company, Inc., New
                                   York Life Insurance Company and Ingram Micro
                                   Inc.

[PHOTOGRAPH]                       (1) Chairman and Chief Executive Officer of        61       1996
Harvey Golub                       American Express Company since 1993. Previously
                                   Vice Chairman of American Express Company and
                                   Chief Executive Officer of American Express
                                   Financial Advisors.
                                   (2) Director of American Express Company and
                                   Dow Jones & Company, Inc.

[PHOTOGRAPH]                       (1) President and Chief Executive Officer of       68       2000
David W. Johnson                   Campbell Soup Company since March 2000.
                                   Previously served as Chairman (1993-1999) and
                                   CEO (1990-1997) of Campbell Soup Company.
                                   (2) Director of Colgate-Palmolive Company and
                                   Duane Reade, Inc.

[PHOTOGRAPH]                       (1) Chairman and Chief Executive of The Bank of    61       1995
David K. P. Li                     East Asia, Limited since 1991.
                                   (2) Director of Dow Jones & Company, Inc., The
                                   Bank of East Asia, Limited, The Hong Kong &
                                   China Gas Company Limited, Sime Darby Hong Kong
                                   Limited.

                                       (1) PRINCIPAL OCCUPATION OR EMPLOYMENT                DIRECTOR
NAME                                       (2) OTHER BUSINESS AFFILIATIONS            AGE     SINCE
----                                   --------------------------------------         ---    --------

[PHOTOGRAPH]                       (1) Chairman of Campbell Soup Company since        64       1984
Philip E. Lippincott               August 1999. Former Chairman and Chief
                                   Executive Officer of Scott Paper Company.
                                   (2) Director of Exxon Mobil Corporation.
                                   Trustee of The Penn Mutual Life Insurance
                                   Company.

[PHOTOGRAPH]                       (1) Private investor and President of Iron         50       1990
Mary Alice D. Malone               Spring Farm, Inc.

[PHOTOGRAPH]                       (1) President and Chief Executive Officer of       68       1990
Charles H. Mott                    John W. Bristol & Co., Inc., an investment
                                   management firm.

[PHOTOGRAPH]                       (1) Retired Chairman and Chief Executive           55       1999
Charles R. Perrin                  Officer of Avon Products, Inc. (1998-1999).
                                   Former Chairman and Chief Executive Officer of
                                   Duracell International, Inc. (1994-1996).

[PHOTOGRAPH]                       (1) President and Chief Executive Officer of       59       1995
George M. Sherman                  Danaher Corporation since 1990.
                                   (2) Director of Danaher Corporation.

                                       (1) PRINCIPAL OCCUPATION OR EMPLOYMENT                DIRECTOR
NAME                                       (2) OTHER BUSINESS AFFILIATIONS            AGE     SINCE
----                                   --------------------------------------         ---    --------

[PHOTOGRAPH]                       (1) President and Chief Executive Officer of       62       1992
Donald M. Stewart                  the Chicago Community Trust since June 2000.
                                   Previously Senior Program Officer of the
                                   Carnegie Corporation (1999-2000). Previously
                                   President and Chief Executive Officer of The
                                   College Board.
                                   (2) Director of Principal Financial Group and
                                   The New York Times Company.

[PHOTOGRAPH]                       (1) Private investor.                              62       1988
George Strawbridge, Jr.

[PHOTOGRAPH]                       (1) Private investor and President and Chief       57       1990
Charlotte C. Weber                 Executive Officer of Live Oak Stud and Live Oak
                                   Properties.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information regarding beneficial ownership of Campbell's Capital Stock, as of September 19, 2000, of each Director, the Company's five most highly compensated Executive Officers and the Directors and Executive Officers as a group, and also sets forth Campbell stock units credited to the individual's deferred compensation account. The account reflects the election of the individuals to defer previously earned compensation and pending awards of restricted performance stock into Campbell stock units. The individuals are fully at risk as to the price of Campbell stock in their deferred stock accounts. Additional stock units are credited to the accounts to reflect accrual of dividends. The stock units do not carry any voting rights. Unrestricted deferred Campbell stock units are included in calculating the Company required stock ownership for directors and executives.

------------------------------------------------------------------------------------------------------------
                                            AGGREGATE NUMBER                          TOTAL NUMBER OF
                                                OF SHARES            CAMPBELL STOCK     SHARES AND
                NAME                      BENEFICIALLY OWNED(a)         DEFERRED      DEFERRED STOCK
------------------------------------------------------------------------------------------------------------
 Alva A. App                                        16,845(b)            14,470              31,315
------------------------------------------------------------------------------------------------------------
 Edmund M. Carpenter                                15,359               10,436              25,795
------------------------------------------------------------------------------------------------------------
 Bennett Dorrance                               51,749,672(c)             8,816          51,764,745
------------------------------------------------------------------------------------------------------------
 Thomas W. Field, Jr.                               38,737               24,871              63,608
------------------------------------------------------------------------------------------------------------
 Kent B. Foster                                      4,988               10,572              15,560
------------------------------------------------------------------------------------------------------------
 Harvey Golub                                        8,716               11,721              20,437
------------------------------------------------------------------------------------------------------------
 David W. Johnson                                1,883,735                    0           1,883,735
------------------------------------------------------------------------------------------------------------
 David K. P. Li                                     12,525               12,919              25,444
------------------------------------------------------------------------------------------------------------
 Philip E. Lippincott                               28,020                4,297              32,317
------------------------------------------------------------------------------------------------------------
 Mary Alice D. Malone                           54,124,685(d)            10,130          54,134,815
------------------------------------------------------------------------------------------------------------
 Charles H. Mott                                55,583,922(e)            13,856          55,597,778
------------------------------------------------------------------------------------------------------------
 Charles R. Perrin                                   5,350                2,541               7,891
------------------------------------------------------------------------------------------------------------
 George M. Sherman                                   8,725               16,054              24,779
------------------------------------------------------------------------------------------------------------
 Donald M. Stewart                                  12,726                8,073              20,799
------------------------------------------------------------------------------------------------------------
 George Strawbridge, Jr.                         8,125,371(f)             3,515           8,128,886
------------------------------------------------------------------------------------------------------------
 Charlotte C. Weber                             22,122,627(g)             4,920          22,127,547
------------------------------------------------------------------------------------------------------------
 Basil L. Anderson                                 397,649              101,280             498,929
------------------------------------------------------------------------------------------------------------
 F. Martin Thrasher                                301,674               42,872             344,546
------------------------------------------------------------------------------------------------------------
 Ellen O. Kaden                                     40,144               42,241              82,385
------------------------------------------------------------------------------------------------------------
 Craig W. Rydin                                    113,810               31,798             145,608
------------------------------------------------------------------------------------------------------------
 All directors and executive officers
 as a group (25 persons)                       195,197,380              495,983         195,693,363
------------------------------------------------------------------------------------------------------------

 (a) The shares shown include 2,175,552 shares of Capital Stock with respect to which Directors and Executive Officers have a right, as of November 19, 2000, to acquire beneficial ownership because of vested stock options. All persons listed own less than 1% of the Company's outstanding shares of Capital Stock, except:

                                                       % OF OUTSTANDING
                                                            SHARES
                                                       ----------------
Bennett Dorrance                                            12.3%
Mary Alice D. Malone                                        12.9%
Charles H. Mott                                             13.2%
George Strawbridge, Jr.                                      1.9%
Charlotte C. Weber                                           5.3%

     All Directors & Executive Officers (25 persons) as a group beneficially own 46.4% of the outstanding shares.

 (b) Share ownership shown does not include 468 shares held by Alva App's wife, as to which he disclaims beneficial ownership.

 (c) Bennett Dorrance is a grandson of John T. Dorrance, the brother of Mary Alice D. Malone, and a cousin of George Strawbridge and Charlotte C. Weber. Share ownership shown does not include 542,345 shares held as guardian for one of his children nor 542,389 shares held as trustee for one of his children, as to which shares he disclaims beneficial ownership. See also "Principal Shareowners" below. Does not include 950,700 shares held by the Dorrance Family Foundation.

 (d) Mary Alice D. Malone is a granddaughter of John T. Dorrance, the sister of Bennett Dorrance and a cousin of George Strawbridge and Charlotte C. Weber. Share ownership shown does not include 131,424 shares held by trusts for her children, as to which shares she disclaims beneficial ownership. See also "Principal Shareowners" below.

 (e) Share ownership shown for Charles Mott includes 55,561,400 shares held by the Voting Trust over which he, as a Trustee, has shared voting power. Reference is also made to "Principal Shareowners." In September 1990 the Trustees of the Voting Trust defined in "Principal Shareowners" below requested the Company's Governance Committee to nominate Charles Mott as a candidate for election as a director.

 (f) George Strawbridge is a grandson of John T. Dorrance and a cousin of Charlotte C. Weber, Bennett Dorrance and Mary Alice D. Malone. Share ownership shown does not include 14,614,902 shares held by various trusts, of which he is a trustee, for the benefit of his sister and her children, as to which shares he disclaims beneficial ownership. Does not include 2,355,844 shares held by trusts for the benefit of his descendants as to which shares he disclaims beneficial ownership.

 (g) Charlotte C. Weber is a granddaughter of John T. Dorrance and a cousin of George Strawbridge, Bennett Dorrance and Mary Alice D. Malone. Share ownership shown includes 22,052,192 shares held by two trusts of which she is a co-trustee and 49,858 shares held by a foundation of which she is also a co-trustee, for all of which she has shared voting and dispositive power.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     At the close of business on September 19, 2000, the record date for the meeting, there were outstanding and entitled to vote 420,595,446 shares of Campbell Capital Stock, all of one class and each having one vote. The holders of a majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum for the meeting.

PRINCIPAL SHAREOWNERS

     Information concerning the owners of more than 5% of the outstanding Campbell Capital Stock as of the record date for the meeting follows:

                                                                                    PERCENT OF
                                                              AMOUNT/NATURE OF      OUTSTANDING
NAME/ADDRESS                                                BENEFICIAL OWNERSHIP       STOCK
------------                                                --------------------    -----------
Bennett Dorrance..........................................  51,749,672 Note (1)        12.3%
DMB Associates,
7600 E. Doubletree Ranch Road
Suite 300
Scottsdale, AZ 85258
Mary Alice D. Malone......................................  54,124,685 Note (2)        12.9%
Iron Spring Farm, Inc.
75 Old Stottsville Road
Coatesville, PA 19320
Charlotte C. Weber........................................  22,122,627 Note (3)         5.3%
Live Oak Properties,
P.O. Box Drawer 2108
Ocala, FL 34478

                                                                                    PERCENT OF
                                                              AMOUNT/NATURE OF      OUTSTANDING
NAME/ADDRESS                                                BENEFICIAL OWNERSHIP       STOCK
------------                                                --------------------    -----------
Dorrance H. Hamilton, Charles H. Mott and
John A. van Beuren, Voting Trustees under the Major
Stockholders' Voting Trust dated as of June 2, 1990
("Voting Trust") and related persons, ....................  57,079,427 Note (4)        13.6%
P. O. Box 4098
Middletown, RI 02842
Note (5)

------------------
(1) A director nominee. See note (c) on page 6. The shares shown include 6,257 shares of Capital Stock with respect to which Bennett Dorrance has the right to acquire beneficial ownership because of vested stock options.

(2) A director nominee. See note (d) on page 6. The shares shown include 6,257 shares of Capital Stock with respect to which Mary Alice D. Malone has the right to acquire beneficial ownership because of vested stock options.

(3) A director nominee. See note (g) on page 6. The shares shown include 6,257 shares of Capital Stock with respect to which Charlotte Weber has the right to acquire beneficial ownership because of vested stock options.

(4) Charles Mott is a director nominee. See note (e) on page 6. Includes 55,561,400 shares (13.2% of the outstanding shares) held by the Voting Trustees with sole voting power and 1,518,027 shares held by participants outside the Voting Trust or by persons related to them, for a total of 57,079,427 shares (13.6% of the outstanding shares). Includes (i) 25,877,605 shares (6.2% of the outstanding shares) with shared dispositive power held by trusts, of which Dorrance Hamilton is a trustee, 200 Eagle Road, Suite 316, Wayne, PA 19087, and (ii) 6,179,209 shares with sole dispositive power held by Hope H. van Beuren and 6,717,130 shares with sole dispositive power held by her husband, John van Beuren, P.O. Box 4098, Middletown, RI 02842. John and Hope van Beuren also hold 14,386,931 shares with shared dispositive power, including shares held by family partnerships and a family trust for a total of 6.5% of the outstanding shares. Participants in the Voting Trust have certain rights to withdraw shares deposited with the Voting Trustees including the right to withdraw these shares prior to any annual or special meeting of the Company's shareowners. Dispositive power as used above means the power to direct the sale of the shares; in some cases it does not include the power to direct how the proceeds of a sale can be used. The Voting Trust was formed by certain descendants (and spouses, fiduciaries and a related foundation) of the late John T. Dorrance. The participants have indicated that they formed the Voting Trust as a vehicle for acting together as to matters which may arise affecting the Company's business, in order to obtain their objective of maximizing the value of their shares.

     The Trustees will act for participants in communications with the Company's Board of Directors. Participants believe the Voting Trust may also facilitate communications between the Board and the participants.

(5) Under the Voting Trust Agreement, all shares held by the Voting Trust will be voted by the Trustees, whose decision must be approved by at least two Trustees if there are three Trustees then acting. In the event of a disagreement among the Trustees designated by the family groups participating in the Voting Trust, the shares of the minority may be withdrawn. The Voting Trust continues until June 1, 2003, unless it is sooner terminated or extended.

     The foregoing information relating to Principal Shareowners is based upon the Company's stock records and data supplied to the Company by the holders as of the record date for the meeting.

                              DIRECTOR ATTENDANCE

     During fiscal 2000 (ended July 30, 2000), the Board of Directors met 11 times, 7 regular meetings and 4 special meetings. Directors meet their responsibilities by attending Board and Committee meetings and through communication with the Chairman, the Chief Executive Officer and other members of management on matters affecting the Company. All directors attended at least 75% of scheduled Board meetings and meetings held by Committees of which they were members, except Kent Foster and David Li.

                             DIRECTOR COMPENSATION

     In fiscal 2000 the Board approved a new director compensation program that is designed to deliver annual compensation at the median of the Performance Peer Group (19 food companies, including Campbell's key competitors), with the potential for enhanced value from future stock price appreciation, and to link compensation more closely to returns to shareowners. Under the new program, annual compensation is delivered 50% in stock options (based on the Black-Scholes valuation model and the stock price on December 31 of each year); 30% in Campbell common stock (based on the closing stock price on December 31 of each year); and approximately 20% in cash (depending on meeting attendance fees). Directors may elect to receive additional stock options in lieu of the cash payments and/or annual stock grant. They may also elect to defer all or a portion of compensation. Directors are also reimbursed for actual travel expenses.

     For calendar year 2000, the Board determined that median annual director compensation should be approximately $113,000. The components of compensation were as follows:


-------------------------------------------------------------------------------------------
  Annual Stock Grant*                                         877 shares of Campbell stock
-------------------------------------------------------------------------------------------
  Annual Option Grant**                                       5,045 options
-------------------------------------------------------------------------------------------
  Annual Retainer for Committee Chair                         $4,000
-------------------------------------------------------------------------------------------
  Board Attendance Fee (per in-person meeting)                $1,250
-------------------------------------------------------------------------------------------
  Board Attendance Fee (per conference call meeting)          $625
-------------------------------------------------------------------------------------------
  Committee Attendance Fee (per in-person meeting)            $1,000
-------------------------------------------------------------------------------------------
  Committee Attendance Fee (per conference call meeting)      $500
-------------------------------------------------------------------------------------------

------------------
 * Campbell shares were issued on January 1, 2000.
** Options were granted on January 1, 2000, at an exercise price of $38.50.
   Options are granted at the market price on the grant date and may not be repriced.

     Philip Lippincott, who was the non-executive Chairman during all of fiscal 2000, received a retainer of $400,000 and a one-time payment of $300,000 in addition to the regular retainer and fees paid to all non-employee directors. The retainer was paid $200,000 in cash and $200,000 in stock options. Mr. Lippincott received 15,385 options with an exercise price of $43.91. The options had a value of $200,000 based on the Black-Scholes valuation model and the stock price on August 1, 1999, the date of the grant.

BENEFITS

     The Company does not provide pensions, medical benefits or other benefit programs to directors.

                                BOARD COMMITTEES

     Pursuant to the by-laws, the Board had established five standing committees as of the record date. The Committees are Audit, Compensation and Organization, Executive, Finance and Corporate Development, and Governance. Membership as of the record date was as follows:

                       COMPENSATION
AUDIT                  AND ORGANIZATION            EXECUTIVE
-----                  ----------------            ---------
G.M. Sherman, Chair    H. Golub, Chair             P.E. Lippincott
T.W. Field, Jr.        E.M. Carpenter              A.A. App
A.A. App               P.E. Lippincott             B. Dorrance
K.B. Foster            M.D. Malone                 T.W. Field, Jr.
M.D. Malone            G.M. Sherman                G. Strawbridge, Jr.
C.R. Perrin            D.M. Stewart
D.M. Stewart           C.C. Weber
C.C. Weber

FINANCE AND
CORPORATE DEVELOPMENT  GOVERNANCE
---------------------  ----------
C.H. Mott, Co-Chair    G. Strawbridge, Jr., Chair
B. Dorrance, Co-Chair  A.A. App
E.M. Carpenter         B. Dorrance
H. Golub               T.W. Field, Jr.
D.K.P. Li              K.B. Foster
G.M. Sherman           C.H. Mott
G. Strawbridge, Jr.    C.R. Perrin

AUDIT COMMITTEE                                        4 meetings in fiscal 2000

     -- Reviews the performance of and recommends the appointment of the Company's independent accountants;

     -- Reviews the scope and results of the audit plans of the independent accountants and the internal auditors;

     -- Oversees the scope and adequacy of the Company's internal accounting control and record-keeping systems;

     -- Reviews the objectivity, effectiveness and resources of the internal audit function, which reports directly to the Committee;

     -- Confers independently with the internal auditors and the independent accountants;

     -- Reviews the audited financial statements to be included in the annual report;

     -- Reviews non-audit services to be performed by the independent accountants and all relationships the independent accountants have with the Company; and

     -- Determines the appropriateness of fees for audit and non-audit services performed by the independent accountants.

COMPENSATION AND ORGANIZATION COMMITTEE                8 meetings in fiscal 2000

     -- Develops and recommends to the Board an annual performance evaluation of the Chief Executive Officer;

     -- Reviews and recommends to the Board salary and incentive compensation, including bonus, stock options and restricted stock, for the Chief Executive Officer;

     -- Reviews and approves the salaries and incentive compensation for senior executives;

     -- Reviews and approves the short-term and long-term incentive compensation programs, including the performance goals;

     -- Reviews the salary structure and the apportionment of compensation among salary and short-term and long-term incentive compensation;

     -- Reviews and approves the incentive compensation to be allocated to employees;

     -- Reviews and recommends to the Board significant changes in the design of employee benefit plans;

     -- Reviews, prior to becoming effective, any major organization change that the Chief Executive Officer intends to implement; and

     -- Reviews executive organization and principal programs for executive development, and annually reports to the Board on management development and succession planning.

EXECUTIVE COMMITTEE                                   No meetings in fiscal 2000

     -- Exercises all the powers of the Board when the Board is not in session, except as otherwise provided by New Jersey law.

FINANCE AND CORPORATE DEVELOPMENT                      7 meetings in fiscal 2000

     -- Reviews and recommends to the Board all issuances, sales or repurchases of equity and long-term debt;

     -- Reviews and recommends changes in the Company's capital structure;

     -- Reviews and recommends the capital budget and capital expenditure program;

     -- Reviews and recommends acquisitions, divestitures, joint ventures, partnerships or combination of business interests;

     -- Recommends proposed appointments to the Administrative Committee of the pension plans; and

     -- Oversees the administration and the investment policies and practices of the Company's retirement and pension plans.

GOVERNANCE COMMITTEE                                   5 meetings in fiscal 2000

     Reviews and makes recommendations to the Board regarding:

     -- The organization and structure of the Board;

     -- Qualifications for director candidates;

     -- Candidates for election to the Board;

     -- Evaluation of the Chairman's performance;

     -- Candidate for the position of Chairman of the Board;

     -- Chairpersons and members for appointment to the Board Committees;

     -- Remuneration for Board members who are not employees; and

     -- The role and effectiveness of the Board, the respective Board Committees and the individual Directors in the Company's corporate governance process.

     The Governance Committee seeks potential nominees for Board membership in various ways and will consider suggestions submitted by shareowners. Such suggestions, together with appropriate biographical information, should be submitted to the Corporate Secretary of the Company.

     Actions taken by any of the foregoing committees are reported to the Board and the Board receives a copy of the minutes of all Committee meetings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Bennett Dorrance and Mary Alice D. Malone are directors of Campbell. Each owns more than 10% of the common stock of and is a creditor of Vlasic Foods International Inc. ("Vlasic"). Vlasic was spun off from Campbell in 1998. During fiscal 2000 Campbell paid Vlasic approximately $91 million related to: (1) contract manufacturing of frozen food products for Campbell's food service business in the U.S.; (2) supply agreements for mushrooms; (3) distribution services agreements; and (4) other transactions. Vlasic paid Campbell during fiscal 2000 approximately $16 million for contract manufacturing of frozen food products and certain transition services, such as benefit record keeping and computer services.

                              CORPORATE GOVERNANCE

     The Board of Directors is responsible for the control and direction of the Company. It represents and is accountable only to shareowners. The Board's prime purpose is to build long-term shareowner wealth.

     Corporate governance is designed to drive superior performance of the Company by making the most effective use of the collective skills and experience of directors. Campbell believes that good governance is a source of competitive advantage.

                         CORPORATE GOVERNANCE STANDARDS

     Campbell first published Corporate Governance Standards in its proxy in 1992. The Standards are reviewed annually by the Board. The Company's twenty Standards for 2000 are as follows:

I.  BOARD PERFORMANCE

      1. All directors will stand for election every year.

      2. Directors are required to own at least 2,000 Campbell shares within one year of election, and 6,000 shares within three years of election.

      3. Directors will operate in accordance with the Requirements of Directors (printed at page 13 below).

      4. The Governance Committee will conduct annual evaluations of the Board's effectiveness, and report the results to shareowners in the proxy statement. (In 2000, the Board evaluation process focused on the full Board Evaluation. See "Evaluations of Board Performance" at pages 13-14, below).

II.  BOARD COMPOSITION

      5. The Board believes that, as a general rule, former Campbell executives should not serve on the Board.

      6. Interlocking directorships will not be allowed, except with respect to joint ventures. (An interlocking directorship would occur if a Campbell officer served on the Board of Company X and an officer of Company X served on the Campbell Board, or if a major supplier or customer served on Campbell's Board.)

      7. Directors may not stand for reelection after age 70.

      8. The Audit, Compensation/Organization and Governance Committees will consist entirely of independent directors. For this purpose, an "independent" director is one who has no present or former employment by the Company and no significant financial or personal tie to the Company other than share ownership and entitlement to director fees.

      9. The Board will appoint Committee members and Committee Chairmen.

     10. When the CEO also holds the position of Chairman of the Board, the Chairman of the Governance Committee will serve as the Lead Director to moderate executive sessions of independent directors and to provide oversight for the effective functioning of the Board.

III.  BUSINESS OPERATIONS

     11. The Board will annually review and approve a long-term strategic plan and a one-year operating plan that integrates with strategic plan milestones.

     12. The Board will evaluate the performance of the CEO at least annually in meetings of independent directors that are not attended by the CEO. See "CEO Compensation and Evaluation," at page 17, below.

     13. The CEO will report annually to the Compensation and Organization Committee and to the Board on the Company's management development and planning for executive succession. The Compensation and Organization Committee will review and annually report to the Board on the effectiveness of these processes.

     14. In advance of Board and Committee meetings, directors will receive appropriate materials relating to the items to be acted upon at those meetings.

IV.  EXECUTIVE COMPENSATION

     15. Incentive compensation plans for executives shall link pay directly and objectively to measured financial goals set in advance by the Compensation and Organization Committee. (See Compensation and Organization Committee's Report at pages 14 to 17, below.)

     16. By express terms of the shareowner-approved incentive plan, stock options may not be repriced. The exercise price for options will not be reduced even if the current market price of the stock is below the exercise price.

     17. All executives (approximately 255 persons) must buy and hold Campbell stock valued at one-half to three times base salary, depending on their positions. Restricted stock and options, including vested stock options, shall not count toward the satisfaction of this requirement.

V.  SHAREOWNERS

     18. The Company believes that the way to control its destiny is to deliver superior performance in building shareowner wealth.

     19. All shareowners have equal voting rights.

     20. The Board will develop, approve and annually review Corporate Governance Standards that are distributed each year to shareowners in the proxy statement.

                    REQUIREMENTS OF MANAGEMENT AND DIRECTORS

     In order to declare clear expectations of performance, in 1995 the Board adopted and distributed to shareowners in the proxy statement the specific requirements of management and directors set forth below.

                BOARD REQUIREMENTS
                  OF MANAGEMENT
                ------------------
 --  Develop strategies to deliver strong
     market franchises and build shareowner
     wealth over the long term
 --  Recommend appropriate strategic and
     operating plans
 --  Maintain effective control of operations
 --  Measure performance against peers
 --  Provide strong, principled and ethical
     leadership
 --  Assure sound succession planning and
     management development
 --  Maintain sound organizational structure
 --  Inform the Board regularly regarding the
     status of key initiatives
 --  No surprises
 --  Organize Board meetings that are well
     planned, allow meaningful participation
     and provide for timely resolution of
     issues
 --  Provide Board materials that contain the
     right amount of information and are
     received sufficiently in advance of
     meetings

              CAMPBELL REQUIREMENTS
                   OF DIRECTORS
              ---------------------
 --  Act in the best interests of all
     shareowners
 --  Critique and approve strategic and
     operating plans
 --  Select, motivate, evaluate and
     compensate the CEO
 --  Develop and maintain a sound
     understanding of Campbell's strategies
     and businesses
 --  Review succession planning and
     management development
 --  Advise and consult on key organizational
     changes
 --  Carefully study Board materials and
     issues
 --  Provide active, objective and
     constructive participation at meetings
     of the Board and committees
 --  Provide assistance in representing
     Campbell to the outside world
 --  Counsel on corporate issues
 --  Develop and maintain a good
     understanding of general economic trends
     and corporate governance

                        EVALUATIONS OF BOARD PERFORMANCE

     Since 1995, the Board's Governance Committee has led annual evaluations of Board performance. The evaluation process is designed to facilitate ongoing, systematic examination of the Board's effectiveness and accountability, and to identify opportunities for improving its operations and procedures. On a rotating basis, the evaluations focus on assessments of (a) the Board as a whole, (b) the individual directors, and (c) the Board Committees, with follow-up on the recommendations emerging from each step in the program cycle in the year following its completion.

     In 1998, the Board's evaluation process focused on assessment of the performance of its individual members. Each director completed a self-evaluation form, developed by the Governance Committee, examining his or her effectiveness against 35 criteria designed to measure performance in eight critical areas: independence and integrity; knowledge and expertise; stature; accountability and decisiveness; participation and input; preparation; availability; and teamwork.

     In 1999, the Board's evaluation process focused on assessment of the procedures and performance of its Committees. Each director completed an evaluation form that elicited numerical ratings of and written comments on the structure of the Board's Committee system, the effectiveness of Committee assignments and Committee chair assignments, the effectiveness of Committee operations and decision-making, and the relationship between the Committees and the Board.

     For fiscal year 2000, the Governance Committee and management initiated a project to improve communication between management and the Board, increase the time available to the Board for discussion of major substantive issues, and improve the overall efficiency and effectiveness of Board operations. The Chairman held individual meetings with each of the directors to solicit their suggestions on these matters and provided these recommendations to the Governance Committee and management. The 2000 Board evaluation form was designed to elicit input from the Board as a whole on the suggestions generated by the Chairman's discussions with the individual directors as well as ideas contributed by management and suggestions produced by research into best practices of other boards. The criteria for the 2000 evaluation process assessed and measured: (i) general Board matters, including, for example, organization of agendas, scheduling and management presentations; (ii) Committee matters, including suggestions designed to relieve congestion in Committee agendas; and
(iii) Board performance on a wide range of issues, including, for example, the adequacy of CEO Business Reviews and Controller's reports, the Board's understanding of trends in the industry, the Board's knowledge of peer companies and key competitors, and the Board's use of its time to focus on strategic and policy issues and the strategic plan.

     In 2001, the Board evaluation process will focus once again on assessment of the performance of its individual members, while the Governance Committee follows up on recommendations as to the full Board generated by the evaluation in 2000.

                              GOVERNANCE COMMITTEE

George Strawbridge, Jr., Chair
Alva A. App                     Kent B. Foster
Bennett Dorrance                Charles H. Mott
Thomas W. Field, Jr.            Charles R. Perrin

                       COMPENSATION OF EXECUTIVE OFFICERS

   COMPENSATION AND ORGANIZATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Organization Committee establishes and administers the policies that govern the Company's executive compensation program and reviews major organization changes and leadership succession. The Committee establishes and regularly reviews the compensation levels of officers and other key managers, and authorizes their incentive awards. The Committee reviews and recommends for approval by the Board the compensation actions for the Chief Executive Officer.

     The objectives of the Company's executive compensation program are to:
     -- Attract and retain highly competent executives;
     -- Provide incentives for achieving and exceeding the Company's short-term and long-term financial goals;
     -- Provide total compensation that is competitive with compensation at other well-managed companies in the food and consumer products industry; and
     -- Align the financial interests of the Company's executives with those of its shareowners.

     The Committee compares total compensation levels with a 31-Company Compensation Peer Group, consisting of companies with which Campbell competes for attraction and retention of talent. Campbell's programs are designed to deliver fixed compensation elements, including salary, benefits, and perquisites, at the median of the Compensation Peer Group, and incentive compensation from the median to the ninetieth (90th) percentile based upon business results and stock price appreciation. When Campbell's shareowners win, through consistent growth in earnings and revenue, creation of economic value, and stock price appreciation, Campbell's executives win. If shareowners do not realize these gains, the total compensation of Campbell's executives will be substantially below the median of the Compensation Peer Group.

     There are three major elements of Campbell's compensation program: base salary, annual incentive bonus, and long-term incentives.

     BASE SALARY -- Salary ranges and individual salaries for senior executives are reviewed annually. In determining individual salaries, the Committee considers the scope of job responsibilities, individual contribution, business performance, labor market conditions, the Company's salary budget guidelines and current compensation as compared to market practice.

     ANNUAL INCENTIVE BONUS -- Campbell's annual incentive payments are based on objective performance measures designed to build shareowner wealth. These may include sales, earnings, creation of economic profit, reduction of working capital, special goals for achievement of new product sales or cost savings, performance as compared with a 19-Company Performance Peer Group, or other measures of financial or strategic achievement at the individual, business unit or total Company level.

     At the beginning of each year, a target bonus award is set for each participating executive, and an Operating Plan is approved by the Board of Directors which sets specific performance goals for the Company as a whole and separately for its major business units. The target bonus award is designed to deliver annual incentive bonus between median and top quartile of the Compensation Peer Group if the performance goals selected for the annual incentive plan are achieved. Actual bonus payments can vary from zero to more than double the target bonus based on individual, business unit, and total Company performance. At the end of the year, actual results are compared with each performance goal, and bonus awards are calculated. By the terms of the annual incentive plan, extraordinary events such as major restructuring and accounting changes are excluded.

     In fiscal 2000, the performance goals selected by the Committee were sales, operating earnings, earnings per share, creation of economic profit, cost savings and earnings growth as compared to the Performance Peer Group. During fiscal 2000, the Committee determined that 50% of the target bonus award should be paid after the end of the first half of the fiscal year provided that predetermined performance thresholds for earnings were met in the first half by the total Company and separately by each business unit. These thresholds were achieved by the total Company and most business units, and 50% of the target bonus award was paid to each eligible participant in those business units. Business units which did not meet the predetermined performance thresholds did not receive the 50% payment. Executives reporting directly to the Chief Executive Officer were not eligible for payments at the end of the first half; incentives for these executives were determined at the end of the fiscal year.

     At the end of the year, results were evaluated for each performance goal set for fiscal 2000. An additional bonus payment was made at year-end to each participant whose business unit performance for the full year resulted in a bonus award exceeding 50% of the target award. No additional bonuses were paid based on Company performance because full year goals were not achieved. No bonus was paid based on performance compared to the Performance Peer Group. Incentive bonus payments to executive officers for fiscal 2000 ranged from 50% to 98% of target bonus award.

     LONG-TERM INCENTIVES (RESTRICTED PERFORMANCE STOCK AND STOCK
OPTIONS) -- Half of executives' long-term compensation is designed to be delivered in restricted performance shares. Grants are made every two years for overlapping three-year performance periods. Guidelines established for each share grant are designed to deliver long-term compensation at the Top Quartile of the Compensation Peer Group if performance goals set for the three-year period are achieved.

     At the beginning of the three-year period, the Board of Directors approves a Strategic Plan which sets specific performance goals for the Company. Performance goals may include sales, earnings, cash return on assets, creation of economic profit, performance as compared with the Performance Peer Group, or other measures of financial or strategic achievement. At the end of the three-year period, cumulative results for the three years are compared with the goals, and the proportion of shares earned is determined by the Committee and released, free of restrictions, to the executives. The Committee may adjust the performance goals for extraordinary events as major restructurings and accounting changes. Shares earned may vary from 0 to 200% of the initial share grant.

     For the program covering fiscal years 1998-2000, the performance goals selected by the Committee were cash return on assets, cumulative earnings, and sales and earnings growth as compared to the

Performance Peer Group. For the 1998-2000 performance period, the shares earned were 20% of the initial share grant, and the remaining 80% of shares were forfeited. For the program covering fiscal years 2000-2002, the goals selected are sales growth, creation of economic profit, and sales and earnings growth as compared to the Performance Peer Group. To enhance retention of key employees, the Committee determined to change one element of the program so that the shares paid out to executives who remain eligible at the end of the three-year program on July 31, 2002 will be at least 50% of the shares granted and may be greater than 50% based on achievement of the performance goals established for the program.

     The other half of value delivered to executives under the Long-Term Incentive Plan is in the form of stock options, awarded annually. The Committee sets option guidelines based on current competitive practice and scope of responsibility of each position. In determining the number of options awarded to each executive, the Committee considers the guideline for the executive's position and the individual performance and sustained contribution of the executive. The exercise price of stock options is no less than 100% of the share price on the grant date, and options may not be repriced. Options have a 10-year term and become exercisable over the first three years following the grant date.

     The guidelines for restricted performance share and stock option grants to executives are designed to deliver long-term compensation at the 75th percentile when compared to the Compensation Peer Group, provided the performance goals are achieved. All shares used in the executive compensation program are shares which were previously issued and outstanding and were reacquired by the Company.

ADDITIONAL AWARDS

     The Committee may grant additional short- or long-term awards to recognize increased responsibilities or special contributions, to attract new hires to the Company, to retain executives, or to recognize other special circumstances. In fiscal 2000 the Committee granted time-lapse restricted shares to selected executives for recognition and to aid in retention.

OTHER PROGRAMS

     The Company also provides its officers and key managers with life and medical insurance; pension, savings and compensation deferral programs; and perquisites and other benefits which are competitive with market practices.

SHARE OWNERSHIP

     Every executive is required to achieve an ownership stake in the Company that is significant in comparison with his or her salary. Effective January 1, 2000 new executives have five years in which to meet the ownership requirements. The current requirements and the requirements which will become effective in December 2002 are as follows:

                                                                    MULTIPLE OF
                                                                ANNUAL BASE SALARY
                                                            ---------------------------
                                                                            EFFECTIVE
                                                                           DECEMBER 31,
                         POSITION                             CURRENT          2002
                         --------                           -----------    ------------
Chief Executive Officer...................................      3x             7x
Executive Vice President..................................      2x             5x
Senior Vice President.....................................      2x             5x
Vice President............................................      1x             3x
Other Executives..........................................  .25x to 5x     .25x to 1x

     Executives may count toward these requirements the value of shares owned and shares which are deferred in the Company's savings and deferred compensation programs. Restricted shares and unexercised stock options are not counted in calculating ownership. These requirements apply to 255 executives worldwide.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the tax deduction to $1 million for compensation paid to the executive officers listed on page 18, unless certain requirements are met. One of those requirements is that compensation over $1 million must be based upon Company attainment of performance goals approved by shareowners. The Long-Term Incentive Plan and the Management Worldwide Incentive Plan, which were approved by shareowners in 1999 are designed to meet these requirements. Minimal changes had to be made to these plans because the Company's incentive plans were already designed to link pay to Company performance. Before awards are paid, the Compensation Committee or a subcommittee thereof must certify the attainment of the applicable performance goals. The Committee's policy is to comply with the requirements of Section 162(m) except where the Committee determines that compliance is not in the best interests of the Company and its shareowners.

CEO COMPENSATION AND EVALUATION

     In March 2000 Dale F. Morrison, Campbell's President and CEO, resigned. He was replaced by David W. Johnson, who will serve as President and CEO until a new CEO is appointed.

     Dale Morrison's base salary was not increased during fiscal year 2000, and he received no bonus award. Additional information relating to his separation arrangement is set forth beginning on p. 22.

     David Johnson received no salary for his service in fiscal year 2000. He received a time-lapse restricted stock grant upon employment effective March 23, 2000 and was awarded a bonus by the Board on September 28, 2000 (see page 18).

SUBCOMMITTEE

     Based on requirements of various tax and securities rules and regulations, a Subcommittee of the Compensation and Organization Committee took certain actions in fiscal 2000.

                    COMPENSATION AND ORGANIZATION COMMITTEE

          Harvey Golub, Chair                                    George M. Sherman
          Edmund M. Carpenter                                    Donald M. Stewart
          Philip E. Lippincott                                   Charlotte C. Weber
          Mary Alice D. Malone

COMPENSATION AND ORGANIZATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mary Alice D. Malone owns more than 10% of the common stock of Vlasic Foods International Inc. ("Vlasic") that was spun off from the Company in 1998. The Company and Vlasic had certain business relationships in fiscal 2000 that are disclosed on page 11.

                         TABLE 1--SUMMARY COMPENSATION

     The following table sets forth the cash compensation awarded, paid to, or earned by the Company's Chief Executive Officer and the four other most highly paid Executive Officers in fiscal years 1998, 1999 and 2000.

-------------------------------------------------------------------------------------------------------
                                                             LONG-TERM COMPENSATION
                                      ANNUAL COMPENSATION            AWARDS
                                     -----------------------------------------------
                                                             RESTRICTED   SECURITIES
        NAME AND            FISCAL                             STOCK      UNDERLYING      ALL OTHER
   PRINCIPAL POSITION        YEAR     SALARY      BONUS      AWARDS(1)    OPTIONS(#)   COMPENSATION(2)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

 DAVID W. JOHNSON (3)        2000    $      0   $  713,514   $ 500,000           0        $        0
 President and Chief         1999    $      0   $        0   $       0           0        $        0
 Executive Officer           1998    $      0   $        0   $       0           0        $        0
-------------------------------------------------------------------------------------------------------
 DALE F. MORRISON (4)        2000    $578,125   $        0   $       0           0        $1,023,828
 Former President and        1999    $883,333   $        0   $7,799,768    100,000        $   20,833
 Chief Executive Officer     1998    $800,000   $1,093,500   $       0     200,000        $   56,805
-------------------------------------------------------------------------------------------------------
 BASIL L. ANDERSON           2000    $470,833   $  207,000   $       0     170,000        $   16,946
 Executive Vice President    1999    $445,000   $        0   $2,730,844     40,500        $   11,125
 and Chief Financial         1998    $420,000   $  398,520   $       0      48,000        $   24,556
 Officer
-------------------------------------------------------------------------------------------------------
 F. MARTIN THRASHER (5)      2000    $430,833   $  207,000   $1,566,344    115,000        $  317,212
 Senior Vice President       1999    $350,000   $  176,337   $2,495,345     54,000        $  116,262
 and President, Campbell     1998    $321,667   $  454,840   $       0      30,750        $  127,727
 North America
-------------------------------------------------------------------------------------------------------
 ELLEN ORAN KADEN (6)        2000    $407,500   $  152,083   $ 293,001      81,250        $  216,037
 Senior Vice President --    1999    $368,333   $        0   $ 917,613      42,750        $  133,083
 Law and Government          1998    $120,000   $   87,885   $ 810,621      37,500        $   40,000
 Affairs
-------------------------------------------------------------------------------------------------------
 CRAIG W. RYDIN (7)          2000    $292,500   $  168,212   $ 427,488      48,000        $   11,518
 Vice President and          1999    $260,333   $  188,500   $ 924,991      20,800        $   23,326
 President, Campbell         1998    $210,333   $  310,764   $ 120,982      14,000        $   15,633
 Away From Home Division
-------------------------------------------------------------------------------------------------------

------------------
1. The Restricted Stock Awards listed in the above table include one award of 16,842 time-lapse restricted shares made to David W. Johnson in fiscal 2000, valued at $500,000; one award of 40,000 time-lapse restricted shares made to
   F. Martin Thrasher in fiscal 2000, valued at $1,240,000; one award of 2,500 time-lapse restricted shares made to Ellen Oran Kaden in fiscal 1998, valued at $139,531; and one award of 10,000 time-lapse restricted shares made to Craig W. Rydin in fiscal 2000, valued at $310,000 (time-lapse shares are hereinafter referred to as "RS"). All values are based on the market price of Campbell shares on the date of the grant. All other awards shown in the Restricted Stock Awards column were restricted performance shares ("RPS") granted to executives pursuant to the Long-Term Incentive Plan. The performance goals for RPS are described on pages 15 and 16 above. Initial "target" grants of RPS are made in the fiscal year prior to a three-year performance period. Except for dividends, which are paid on all restricted shares regardless of Company performance, initial grants of RPS are entirely at risk. The number of shares delivered to an executive when the awards are paid out at the conclusion of the performance period may range from 0% to 200% of the initial target award, depending on Company performance. For the 2000-2002 performance period only, the minimum payout of RPS will be 50%, provided the executive remains eligible at the end of the three year program. Any payment above 50% will be based on Company performance.

   The amounts shown in the above table with respect to RPS include three components:

   - Initial grants of RPS were made at the end of fiscal 1999 for the performance period beginning in fiscal 2000 and concluding in fiscal 2002. Initial grants of RPS are reported in the Restricted Stock Awards column of the table at 100% of the initial target grants and are valued in the table based upon the market price of Campbell shares at the time of the grants.

   - If an executive was promoted during a performance period, an adjustment was made to the initial grant of RPS at the time of the promotion. For example, the RPS award to Mr. Rydin in fiscal 1998 was a prorated adjustment to his initial grant for the fiscal 1998-2000 performance period, reflecting his promotion.

   - In fiscal 1999, shares were paid out to participants in the Long-Term Incentive Plan for the 1996-98 performance period. As a result of Company performance exceeding the cumulative EPS goal for that period, participants received a payout of 166% of their initial grants. The amounts listed in the Restricted Stock Awards column of the table for fiscal year 1999 include the value of shares paid out in excess of 100% of the initial target grants, as adjusted. Accordingly, amounts listed for fiscal 1999 include the value of the additional 66% of shares paid out in that year to participants in the program for the 1996-1998 performance period. The additional shares in excess of 100% of the initial target grants are valued in the table based upon the market price of Campbell shares at the end of the respective performance periods.

     In fiscal 1997, RPS were granted to participants in the Long-Term Incentive Plan for the fiscal 1998-2000 performance period. In September 2000, the Subcommittee of the Compensation Committee determined whether the required performance goals for fiscal 1998-2000 were achieved. Because Company performance did not meet the cumulative EPS goal for that period, participants received a payout of 20% of those shares and the remaining 80% of shares were forfeited in October 2000. The table below lists the amounts of the Restricted Performance Shares granted, and held as of July 30, 2000, and the amount of shares forfeited and paid out in October 2000.

                         PERFORMANCE   SHARES      VALUE       SHARES     SHARES
                           PERIOD      GRANTED   @ $26.4375   FORFEITED    PAID
                         -----------   -------   ----------   ---------   ------
David W. Johnson.......   1998-2000         0             0         0          0
Dale F. Morrison.......   1998-2000    62,577    $1,654,379    50,061     12,516
Basil L. Anderson......   1998-2000    31,288    $  827,177    25,004      6,251
F. Martin Thrasher.....   1998-2000    17,661    $  466,913    14,128      3,533
Ellen Oran Kaden.......   1998-2000    10,661    $  281,850     8,528      2,133
Craig W. Rydin.........   1998-2000     8,599    $  227,336     6,879      1,720

     The aggregate number of restricted performance stock for the fiscal 2000-2002 performance period and any time-lapse restricted stock held by the executives listed in the table, as of the end of fiscal 2000 (July 30, 2000), are set forth below. Shares are valued based on the $26.4375 closing price of Campbell shares on July 28, 2000.

                                        AWARD       NUMBER OF
                                        TYPE         SHARES     VALUE @ $26.4375
                                    -------------   ---------   ----------------
David W. Johnson (see note 3).....  2000-2002 RPS         0        $        0
                                    Time-Lapse RS    16,842        $  445,260
Dale F. Morrison (see note 4).....  2000-2002 RPS    46,667        $1,233,759
Basil L. Anderson.................  2000-2002 RPS    40,000        $1,057,500
F. Martin Thrasher (see note 5)...  2000-2002 RPS    50,833        $1,343,897
                                    Time-Lapse RS    40,000        $1,057,500
Ellen Oran Kaden..................  2000-2002 RPS    26,311        $  695,597
Craig W. Rydin (see note 7).......  2000-2002 RPS    18,200        $  481,163
                                    Time-Lapse RS    10,000        $  264,375

2. "All other compensation" consists of Company contributions or allocations to savings plans (both tax qualified and supplemental) as well as additional compensation that, if applicable, is explained in the footnotes for the various individuals.

3. David W. Johnson was appointed President and Chief Executive Officer on March 23, 2000. Mr. Johnson has a one year contract that provided a restricted stock payment of 16,842 shares in lieu of salary for the first six months that vested on September 22, 2000 and is reported in the summary compensation table. After the first six months he will receive a monthly salary of $83,334. On September 28, 2000, the Board awarded a bonus to Mr. Johnson for the period of March 23, 2000 through September 22, 2000, and the amount earned in fiscal 2000 is set forth in the summary compensation table. He does not accrue any additional pension benefit and he is not eligible for any executive incentive compensation programs. In fiscal 1998 and 1999 he served as non-executive Chairman of the Board and received compensation of $1,500,000 and $560,000, respectively. He retired as Chairman on July 31, 1999.

4. Dale F. Morrison served as Chief Executive Officer until March 22, 2000. Other compensation in fiscal 2000 included payments of salary continuation and a payment in lieu of bonus aggregating $1,009,375 pursuant to his separation arrangement and contributions to savings plans of $14,453. See p. 22 for details of his separation arrangement. Upon termination he forfeited 93,333 RPS for the period fiscal 2000 to 2002.

5. Mr. Thrasher received payments related to reimbursement of taxes in excess of those that would have been incurred in his home country and payments for expatriate expenses and relocation expenses of $104,440 in fiscal 1998, $103,140 in fiscal 1999 and $301,266 in fiscal 2000. Other compensation in fiscal years 1998, 1999 and 2000 also included contributions to savings plans of $23,295, $13,158 and $15,946, respectively. His time-lapse restricted stock grant of 40,000 shares vests on May 25, 2002.

6. Ellen Oran Kaden joined the Company as Senior Vice President -- Law and Government Affairs on April 1, 1998. Ms. Kaden received signing bonuses and incentive guarantees on employment that provided $40,000 in fiscal 1998, $130,000 in fiscal 1999 and $202,047 in fiscal 2000. Other compensation in fiscal 1999 and 2000 also included contributions to savings plans of $3,083 and $13,990 respectively.

7. In addition to contributions to savings plans of $11,221, other compensation in fiscal 1999 for Craig W. Rydin included $12,105 for relocation expenses related to his transfer to Camden, NJ from New York City. His time-lapse restricted stock grant of 10,000 shares vests on May 25, 2002.

--------------------------------------------------------------------------------------------------------
                              TABLE 2 -- OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------
                                                                                         GRANT DATE
                                  INDIVIDUAL GRANTS                                       VALUE(1)
--------------------------------------------------------------------------------------------------------
                                                       % OF
                                       NUMBER OF      TOTAL
                                       SECURITIES    OPTIONS
                                       UNDERLYING   GRANTED TO   EXERCISE                  GRANT
                                        OPTIONS     EMPLOYEES    OF BASE                    DATE
                                       GRANTED(2)   IN FISCAL     PRICE     EXPIRATION    PRESENT
                NAME                      (#)          YEAR       ($/SH)       DATE       VALUE(1)
--------------------------------------------------------------------------------------------------------
  David W. Johnson                            0        0.0%            0                 $       0
--------------------------------------------------------------------------------------------------------

  Dale F. Morrison                            0        0.0%            0                 $       0
--------------------------------------------------------------------------------------------------------

  Basil L. Anderson                     170,000        3.0%       $29.59     6/22/10     $1,679,600
--------------------------------------------------------------------------------------------------------

  F. Martin Thrasher                    115,000        2.0%       $29.59     6/22/10     $1,136,200
--------------------------------------------------------------------------------------------------------

  Ellen Oran Kaden                       81,250        1.4%       $29.59     6/22/10     $ 802,750
--------------------------------------------------------------------------------------------------------

  Craig W. Rydin                         48,000        0.9%       $29.59     6/22/10     $ 474,240
--------------------------------------------------------------------------------------------------------

------------------
(1) In accordance with Securities and Exchange Commission (SEC) rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating Grant Date Present Value for the option grant expiring on June 22, 2010: option term of 10 years, volatility of 25.8% (calculated monthly over the three preceding calendar years), dividend yield of 2.3%, forfeiture risk rate of 9.1%, and interest rate of 6.5% (ten year Treasury note rate at January 2, 2000). The real value of the options in this table depends upon the actual performance of the Company's stock during the applicable period and upon when they are exercised.

(2) Options have a ten-year term and vest cumulatively over three years at the rate of 30%, 60%, 100% respectively on the first three anniversaries following the date of grant.

-----------------------------------------------------------------------------------------------
                  TABLE 3 -- AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                               AND FISCAL YEAR-END OPTION VALUES
-----------------------------------------------------------------------------------------------
                                                     SECURITIES
                                                     UNDERLYING             VALUE OF
                                                      NUMBER OF            UNEXERCISED
                                                     UNEXERCISED          IN-THE-MONEY
                                                     OPTIONS AT            OPTIONS AT
                                                     FY-END (#)           FY-END ($)(2)
                           SHARES      --------------------------------------------------------
                        ACQUIRED ON    REALIZED    EXER-    UNEXER-     EXER-      UNEXER-
         NAME           EXERCISE (#)    ($)(1)    CISABLE   CISABLE    CISABLE     CISABLE
-----------------------------------------------------------------------------------------------
  David W. Johnson              0             0   916,771        0    $  834,120   $      0
-----------------------------------------------------------------------------------------------

  Dale F. Morrison              0             0   645,446        0    $  291,940   $      0
-----------------------------------------------------------------------------------------------

  Basil L. Anderson             0             0   367,356   217,550   $        0   $      0
-----------------------------------------------------------------------------------------------

  F. Martin Thrasher            0             0   210,646   165,100   $  606,584   $      0
-----------------------------------------------------------------------------------------------

  Ellen Oran Kaden              0             0    35,325   126,175   $        0   $      0
-----------------------------------------------------------------------------------------------

  Craig W. Rydin           18,279      $319,431    83,402   68,160    $  286,510   $      0
-----------------------------------------------------------------------------------------------

------------------
(1) Value realized equals pretax market value of the stock on date of exercise, less the exercise price, times the number of shares acquired. Shares may be used to pay withholding taxes.

(2) Value of unexercised options equals fair market value of a share into which the option could have been converted at July 28, 2000 (market price $26.4375), less exercise price, times the number of options outstanding.

                    RETURN TO SHAREOWNERS* PERFORMANCE GRAPH

     The following graph compares the cumulative total Shareowner return on the Company's Capital Stock with the cumulative total return of the Standard & Poor's Food Index (the "S&P Food Group") and the Standard & Poor's 500 Stock Index (the "S&P 500"). The graph assumes that $100 was invested on July 31, 1995, in each of Campbell stock, the S&P Food Group and the S&P 500, and that all dividends were reinvested.
[RETURN TO SHAREOWNERS PERFORMANCE GRAPH]

                  * Stock Appreciation + Dividend Reinvestment
               Campbell closing price was $26.44 on July 30, 2000

                                                        CAMPBELL                 S&P FOOD GROUP                  S&P 500
                                                        --------                 --------------                  -------
1995                                                     100.00                      100.00                      100.00
1996                                                     147.00                      115.00                      116.00
1997                                                     229.00                      172.00                      176.00
1998                                                     225.00                      189.00                      211.00
1999                                                     212.00                      183.00                      253.00
2000                                                     131.00                      159.00                      274.00

PENSION PLANS

     Effective May 1, 1999, the present value of accrued benefits for executive officers named on page 18 under the Company's regular and supplementary pension plans was converted to an opening "account balance" to begin accruing benefits under a cash balance formula. Under the cash balance formula, each participant has an account, for record keeping purposes only, to which credits are allocated each payroll period based upon a percentage of the participant's base salary plus bonus paid in the current pay period. The applicable percentage is determined by the age of the participant as of the beginning of the current calendar year. If an individual participated in the Company's regular and supplementary plans prior to May 1, 1999, and leaves the Company within fifteen years of that date, such participant will receive the greater of the benefits as calculated under the final average pay plan method in effect prior to May 1, 1999 or under the cash balance formula method.

     The following table illustrates the approximate annual pension that may become payable to an employee in the higher salary classifications under the Company's regular and supplementary final average pay pension plans.

  AVERAGE
COMPENSATION
 IN HIGHEST
 5 YEARS OF                      ESTIMATED ANNUAL PENSIONS
  LAST 10                             YEARS OF SERVICE
  YEARS OF     --------------------------------------------------------------
 EMPLOYMENT        20           25           30           35           40
------------   ----------   ----------   ----------   ----------   ----------
 $  600,000    $  246,610   $  251,540   $  265,815   $  280,995   $  296,175
    800,000       336,610      341,540      355,815      375,995      396,175
  1,000,000       426,610      431,540      445,815      470,995      496,175
  1,200,000       516,610      521,540      535,815      565,995      596,175
  1,400,000       606,610      611,540      625,815      660,995      696,175
  1,600,000       696,610      701,540      715,815      755,995      796,175
  1,800,000       786,610      791,540      805,815      850,995      896,175
  2,000,000       876,610      881,540      895,815      945,995      996,175
  2,200,000       966,610      971,540      985,815    1,040,995    1,096,175
  2,400,000     1,056,610    1,061,540    1,075,815    1,135,995    1,196,175

     Compensation covered for executive officers named in the table on page 18 is the same as the total salary and bonus shown in that table. These estimated amounts assume retirement at age 65 (normal retirement age) with a straight-life annuity without reduction for a survivor annuity or for optional benefits. They are not subject to deduction for Social Security benefits or other offsets. The years of service set forth below for the executive officers named in the table on page 18 include additional years of service pursuant to supplemental pension arrangements designed to attract executives from other employers in the middle of their careers. Such arrangements are a necessary part of the recruitment and retention package for senior executives in order to compensate them for pension benefits that would have accrued had they remained at their previous employers. In accordance with his employment contract Mr. Johnson is not accruing any additional pension benefit for service after March 23, 2000. As of the end of fiscal 2000, the full years of accrued service under the pension plans for the other individuals named in the compensation table on page 18 were as follows:
Dale F. Morrison -- 11 years; F. Martin Thrasher -- 20 years; Craig W.
Rydin -- 30 years; Basil L. Anderson -- 10 years; and Ellen O. Kaden -- 4 years.

TERMINATION ARRANGEMENTS

     In connection with Mr. Morrison's resignation as a Director and Chief Executive Officer on March 22, 2000 and his agreement not to compete with the Company through April 26, 2002, the Compensation Committee recommended and the Board approved a separation arrangement with Mr. Morrison. The arrangement provides that Mr. Morrison is to receive payments through April 26, 2002 in an amount equal to his annual base salary of $900,000 and he will continue to accrue pension benefits through that date.

He is entitled to receive medical and life insurance coverage through April 26, 2002 unless such coverage is provided by another employer. Mr. Morrison received a payment of $687,500 in fiscal 2000 in lieu of any bonus payment for which he would otherwise be eligible. On August 1, 2001, Mr. Morrison will be paid 46,667 shares of Campbell stock representing one-third of the 140,000 restricted shares awarded to him for the fiscal 2000-2002 performance period. The other two-thirds or 93,333 shares were forfeited as of August 1, 2000. On August 1, 2000 all of his outstanding stock options fully vested and he has until April 26, 2005 to exercise such options.

     The Company has entered into Special Severance Protection Agreements ("Special Severance Agreements") with certain of the executive officers named on page 18 as well as certain other executive officers. The Special Severance Agreements provide severance pay and continuation of certain benefits should a Change in Control occur. Entry into the Special Severance Agreements was unanimously approved by the independent members of the Board of Directors. In order to receive benefits under the Special Severance Agreements, the executive's employment must be terminated involuntarily, without cause, whether actual or "constructive," within two years following a Change in Control.

     Generally, a "Change in Control" will be deemed to have occurred in any of the following circumstances:

      (i) the acquisition of 25% or more of the outstanding voting stock of the Company by any person or entity, with certain exceptions for Dorrance family members;
     (ii) the persons serving as directors of the Company as of January 25, 1990, and those replacements or additions subsequently approved by a two-thirds vote of the Board, cease to make up at least two-thirds of the Board;
    (iii) a merger, consolidation or share exchange in which the shareowners of the Company prior to the merger wind up owning 80% or less of the surviving corporation; or
     (iv) a complete liquidation or dissolution of the Company or disposition of all or substantially all of the assets of the Company.

     Under the Special Severance Agreements, severance pay would equal two and one half years' base salary and bonus. Medical, life and disability benefits would be provided at the expense of the Company for the lesser of (i) 30 months or (ii) the number of months remaining until the executive's 65th birthday. The Company would pay in a single payment an amount equal to the value of the benefit the executive would have accrued under the Company's pension plans had the executive remained in the employ of the Company for an additional 30 months or until his or her 65th birthday, if earlier.

     Upon a Change in Control, (a) all options outstanding on the date of such Change in Control would become immediately and fully exercisable and (b) all restrictions upon any restricted shares (other than "Performance Restricted Shares" which are subject to performance related restrictions) would lapse immediately and all such shares would become fully vested. An executive officer would become vested in, and restrictions would lapse on, the greater of (i) fifty percent (50%) of the Performance Restricted Shares or (ii) a pro rata portion of such Performance Restricted Shares based on the portion of the performance period that has elapsed to the date of the Change in Control.

     During any fiscal year in which a Change in Control occurs, each participant (a) whose employment is terminated prior to the end of such year or
(b) who is in the employ of the Company on the last day of such year would be entitled to receive, within thirty (30) days thereafter, a cash payment equal to the greater of (i) his or her target bonus award for such year or (ii) the average of the awards paid or payable to him or her under the Management Worldwide Incentive Plan for the two most recent fiscal years ended prior thereto. Any amount to be paid to a participant who is not employed for the entire fiscal year would be prorated. Such payment would be made whether or not the Company has paid any cash dividend in the fiscal year.

     The change in control program summarized above was in effect during fiscal 2000. Item 2 (p. 24) and Item 3 (p. 25), if approved by shareowners would amend the Company's change in control program.

                                     ITEM 2

              APPROVAL OF AMENDMENTS OF THE CAMPBELL SOUP COMPANY
                      MANAGEMENT WORLDWIDE INCENTIVE PLAN

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

     The Board recommends the approval of amendments of the Campbell Soup Company Management Worldwide Incentive Plan (the "WIN Plan"). The proposed amendments would revise provisions of the WIN Plan that relate to a change in control of the Company. A description of the proposed amendments is set forth below. A majority of the votes cast at the meeting is required for approval. Except as otherwise specified in the proxy, proxies will be voted for approval.

BACKGROUND

     The WIN Plan is the Company's annual bonus program. The shareowners first approved the WIN Plan at the 1957 Annual Meeting, and most recently in amended form at the 1999 Annual Meeting. The purpose of the WIN Plan is to attract, motivate and retain high caliber employees and to provide meaningful individual and group incentives within the Company and its subsidiaries. Pursuant to the WIN Plan, the Compensation and Organization Committee or a subcommittee thereof (the "Committee") has the discretion to determine the aggregate amount of money to be used for awards based upon competitive compensation practices and such measures of the Company's performance as the Committee selects from time to time. Approximately 1,200 employees are eligible to receive incentive compensation under the WIN Plan. The bonuses paid during the last three years to the five highest paid executive officers are set forth on page 18. The Committee and the Board are prohibited from making any awards for a fiscal year in which no cash dividend is paid on Campbell Capital Stock, except in the event of a change in control. Individual awards are determined annually by the Committee in accordance with performance goals established by the Committee at the beginning of the fiscal year. The performance goals used for fiscal 2000 are described on page 15. The Board may amend, suspend or terminate the WIN Plan but it may not adversely affect awards previously made.

DESCRIPTION OF AMENDMENTS

     The WIN Plan contains provisions that are applicable to awards payable in the event of a change in control of the Company. These provisions, which have been in place since 1990, are explained on page 23 under the heading of "Termination Arrangements."

     During fiscal 2000 the Board requested that the Company's management undertake a comprehensive review of the Company's change in control program to assess its design and features in light of marketplace changes since 1990 and current trends. The Company's management retained an outside compensation consultant to assist it in reviewing the change in control program. Based on this review, management recommended that the Board approve amendments to the change in control definition in the WIN Plan. On September 28, 2000, the Board of Directors approved the amendments and recommends their approval by shareowners.

     The current change in control definition in the WIN Plan provides, in part, that a merger, consolidation or share exchange in which the shareowners of the Company immediately prior to such a transaction wind up owning 80% or less of the combined voting securities of the surviving corporation, in substantially the same proportion as their ownership of the Company's voting securities prior to the transaction, will constitute a change in control. The proposed amendment would change the percentage of ownership from 80% to 50%, thus narrowing the circumstances that would constitute a change in control for purposes of the WIN Plan. In addition, the current definition provides that a change in control would occur if the members of the Board on January 25, 1990, and those replacements or additions subsequently approved by a two-thirds vote of such members of the Board, cease to make up at least two-thirds of the members of the Board. The proposed amendment would revise the date for determining incumbent members of the Board from January 25, 1990 to September 28, 2000 and would replace the percentage of incumbent Board members who would have to continue to serve in order not to trigger a change in control from two-thirds to more than 50%. The proposed amendments would also revise the change in control definition to provide that if a participant's employment is terminated within one year prior to a change in control at the request of a person effecting the change in control, or otherwise in connection with or in anticipation of a change in control, then the date of the change in control in respect to that participant shall be deemed to be the date immediately prior to his or her termination.

     Pursuant to the terms of the WIN Plan, the proposed amendments would apply to awards for fiscal year 2002 and future years. Awards for fiscal 2001 under the WIN Plan will continue to be subject to the current change in control provisions. The full text of the WIN Plan is set forth in Appendix A and should be referred to for a complete description of its terms and conditions.

                                     ITEM 3

            APPROVAL OF AMENDMENTS OF THE CAMPBELL SOUP COMPANY 1994
                            LONG-TERM INCENTIVE PLAN

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

     The Board recommends the approval of amendments of the Campbell Soup Company 1994 Long-Term Incentive Plan ("Long-Term Plan"). The amendments would revise provisions of the Long-Term Plan that relate to a change in control of the Company. A description of the proposed amendments is set forth below. A majority of the votes cast at the meeting is required for approval. Except as otherwise specified in the proxy, proxies will be voted for approval.

BACKGROUND

     The Long-Term Plan is designed to motivate and reward key employees to attain and surpass long-range performance goals, and to compete with other major corporations in securing and retaining key employees. The Long-Term Plan was approved by shareowners on November 17, 1994. It was reapproved by shareowners at the annual meeting on November 18, 1999 and its key provisions were described in the 1999 proxy statement. The Long-Term Plan is administered by the Compensation and Organization Committee or a subcommittee thereof (the "Committee"). Awards can be made to key employees who can be any management salaried employee. The current eligible group consists of approximately 1,700 persons. The amounts of individual awards to key employees are determined by the Committee, subject to the limitations of the Long-Term Plan. The awards made in the form of restricted shares and stock options under the Long-Term Plan during the last three fiscal years to the five highest paid executives are described on pages 18-20.

     The Long-Term Plan provides that over its ten-year term, stock options (and related stock appreciation rights) and restricted and unrestricted stock grants for not more than 50,000,000 shares of Campbell Capital Stock may be issued. The Committee can grant nonqualified options and options qualifying as incentive stock options under the Internal Revenue Code of 1986, as amended. The term of an option cannot exceed ten years from the date of grant. The option price must be not less than the fair market value of a share of Campbell Capital Stock on the date of grant. Stock options may not be repriced. The Committee can grant a stock appreciation right ("SAR") in connection with a stock option granted under the Plan or a SAR unrelated to any option. If a grantee exercises a SAR, the grantee will receive an amount equal to the excess of the fair market value of the shares with respect to which the SAR is being exercised over the option price of the shares. Payment would be in cash, in shares or a combination of the two as the Committee determines.

     The Committee can also issue or transfer shares of Campbell Capital Stock to a participant under a restricted share award. Awards are subject to certain conditions and restrictions during a specific period of time, such as the grantee remaining in the employment of the Company and/or the attainment by the Company of certain performance goals (see pages 15-16 of the Compensation Committee Report for the performance goals used under the Long-Term Plan). The shares cannot be transferred by the grantee prior to the termination of that period. The grantee is, however, entitled to vote the shares and in most cases is entitled to receive the dividends currently.

     The Committee can grant performance unit awards payable in cash or stock at the end of a specified performance period. Payment will be contingent upon achieving performance goals by the end of the performance period. The Committee will determine the length of an award period, the maximum payment value of an award, and the minimum performance goals required before payment will be made.

     The Board can amend, suspend or terminate the Long-Term Plan, but cannot, without shareowner approval, do any of the following: (i) materially increase the benefits accruing to participants; (ii) materially modify the requirements for eligibility; (iii) extend the term of the Long-Term Plan; or (iv) increase the number of shares of Campbell Capital Stock which may be issued under the Long-Term Plan (except in the case of recapitalization, stock split, or other changes in the corporate structure in which event the Committee may make appropriate adjustments).

     The grant of an incentive stock option, a nonqualified stock option or a SAR, does not result in income for the grantee or in a deduction for the Company. The exercise of a nonqualified stock option does result in ordinary income for the optionee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding is required. Neither the grant nor the exercise of an incentive stock option results in taxable income for the grantee. The excess of the market value on the exercise date over the option price of the shares, however, is an "item of adjustment" for alternative minimum tax purposes. When a grantee disposes of shares acquired by exercise of an incentive stock option, the grantee's gain (the difference between the sale proceeds and the price paid by the grantee for the shares) upon the disposition will be taxed as capital gain provided the grantee (i) does not dispose of the shares within two years after the date of grant nor within one year after the transfer of shares upon exercise, and (ii) exercises the option while an employee of the Company or a Subsidiary or within three months after termination of employment for reasons other than death or disability. If the shares are disposed of before the expiration of either period, the grantee generally will realize ordinary income in the year of the disqualifying disposition.

DESCRIPTION OF AMENDMENTS

     The Long-Term Plan contains provisions that are applicable in the event of a change in control of the Company. These provisions, which have been in place since 1990, are explained on page 23 under the heading of "Termination Arrangements."

     The current change in control definition in the Long-Term Plan is the same as that contained in the WIN Plan and would be amended in the same manner as the WIN Plan.

     Currently, the Long-Term Plan provides that upon a change in control all outstanding stock options, stock appreciation rights and time-lapse restricted stock will vest 100% and restricted performance stock and performance units will vest as follows: the greater of (i) 50% or (ii) a pro rata portion based on the time elapsed to the change in control. The Company proposes to amend the Long-Term Plan to provide the following vesting provisions:

     (1) If the Company is not the surviving corporation and the surviving or acquiring corporation does not assume the outstanding options, stock appreciation rights, time-lapse restricted stock, restricted performance stock and performance units (collectively "Awards"), or fails to substitute equivalent awards, then all outstanding Awards will vest as set forth above.

     (2) If the Company is the surviving corporation or the surviving or acquiring corporation assumes the outstanding Awards or substitutes equivalent awards, then they will remain outstanding and vest pursuant to the provisions of the Long-Term Plan.

     (3) If, within 24 months following a change in control, the employment of a participant is terminated without Cause as defined in Section 12.2
          (b) of the Long-Term Plan (see Appendix B) or by the participant for Good Reason, and the Company is the surviving corporation or the surviving or acquiring corporation assumes the outstanding Awards or substitutes equivalent awards, then all outstanding stock options, stock appreciation rights and time-lapse restricted stock will vest 100% and restricted performance stock and performance units will vest as follows: the greater of (i) 50% or (ii) a pro rata portion based on the time elapsed to the termination of employment.

     (4) If, within 24 months following a change in control, the employment of a participant is terminated for Cause and the Company is the surviving corporation or the surviving or acquiring corporation assumes the outstanding Awards or substitutes equivalent awards, then (consistent with the current terms of the Long-Term Plan), all stock options and stock appreciation rights will expire and all unvested restricted stock and performance units will be forfeited, and all rights under such Awards will terminate.

     The proposed amendment would define "Good Reason" as (1) a reduction in the participant's base salary or a failure to pay compensation or benefits when due,
(2) requiring the participant to be based more than 50 miles from his workplace prior to a change in control, (3) failure to continue compensation or employee benefit plans that, in the aggregate, are substantially equivalent to those provided prior to the change in control, (4) any purported termination of the participant for "Cause" which does not comply with the definition of "Cause" and
(5) the Company's failure to obtain an agreement from any successor to assume the Long-Term Plan.

     "Cause" is defined as termination of a Participant's employment within 24 months following a change in control by reason of his or her (1) conviction of a felony or (2) engaging in conduct which constitutes willful gross misconduct which is demonstrably and materially injurious to the Company.

     The proposed amendment would provide that if a participant's employment is terminated without Cause or for Good Reason under the circumstances described above, the participant would have three years from the date of such termination of employment to exercise any stock options or stock appreciation rights, provided that such rights may not be exercised after their expiration, and provided, further that if a participant is eligible to retire upon or dies after such termination of employment, stock options and stock appreciation rights may be exercised in accordance with Section 5.6 of the Long-Term Plan. Stock options and stock appreciation rights would, in all other instances, continue to be exercisable in accordance with Section 5.6 of the Long-Term Plan.

     Pursuant to the terms of the Long-Term Plan, the proposed amendments would only apply to awards made after November 17, 2000. Awards made prior to November 18, 2000 under the Long-Term Plan would continue to be subject to the current change in control provisions. The full text of the Long-Term Plan is set forth in Appendix B and should be referred to for a complete description of its terms and conditions.

                                     ITEM 4

                    RATIFICATION OF APPOINTMENT OF AUDITORS

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

     The proxy, unless otherwise directed thereon, will be voted for a resolution ratifying action of the Board, upon the recommendation of its Audit Committee, reappointing the firm of PricewaterhouseCoopers LLP ("PwC") Certified Public Accountants, as independent accountants to make an audit of the accounts of the Company for fiscal 2001. PwC has audited the Company's books for many years. The names of the Directors serving on the Audit Committee are indicated on page 9, under the heading "Board Committees". The vote required for ratification is a majority of shares voting. If the resolution is rejected, or if PwC declines to act or becomes incapable of acting, or if their employment is discontinued, the Board will appoint other accountants whose continued employment after the 2001 Annual Meeting of the Shareowners will be subject to ratification by the Shareowners.

     Representatives of PwC will be at the 2000 Annual Meeting to make a statement if they desire to do so and to answer questions.

     For fiscal 2000 PwC also examined the separate financial statements of certain of the Company's foreign subsidiaries and provided other audit services to the Company in connection with SEC filings, review of periodic financial statements and audits of certain employee benefit plans.

                                     ITEM 5

                         SHAREOWNER PROPOSAL ON GLOBAL
                            WORKERS RIGHTS STANDARDS

       YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL

     The Comptroller of The City of New York, as custodian and/or trustee of the New York City Employees Retirement System (NYCERS), the New York City Teachers Retirement System, the New York City Fire Department Pension Fund and the New York City Police Pension Fund, 1 Centre Street, New York, NY 10007-2341, owner of 974,146 shares, has notified the Company in writing that these funds intend to present the following resolution at the Annual Meeting. A majority of the votes cast at the meeting is required for approval. Except as otherwise specified in the proxy, proxies will be voted against this proposal.

     "Whereas Campbell Soup Company currently has extensive overseas operations, and

     Whereas, reports of human rights abuses in the overseas subsidiaries and suppliers of some U.S.-based corporations have led to an increased public awareness of the problems of child labor, "sweatshop" conditions, and the denial of labor rights in U.S. corporate overseas operations, and

     Whereas, corporate violations of human rights in these overseas operations can lead to negative publicity, public protests, and a loss of consumer confidence which can have a negative impact on shareholder value, and

     Whereas, a number of corporations have implemented independent monitoring pilot programs with respected local human rights and religious organizations to strengthen compliance with international human rights norms in selected supplier factories, and

     Whereas, the Council on Economic Priorities has established a program of independent monitoring known as the SA8000 Social Accountability Standards, and

     Whereas, these standards incorporate the conventions of the International Labor Organization (ILO) on workplace human rights which include the following principles:

     1) All workers have the right to form and join trade unions and to bargain collectively. (ILO Conventions 87 and 98)

     2) Workers representatives shall not be the subject of discrimination and shall have access to all workplaces necessary to enable them to carry out their representation functions. (ILO Convention 135)

     3) There shall be no discrimination or intimidation in employment. Equality of opportunity and treatment shall be provided regardless of race, color, sex, religion, political opinion, age, nationality, social origin, or other distinguishing characteristics. (ILO Conventions 100 and 111)

     4) Employment shall be freely chosen. There shall be no use of force, including bonded or prison labor. (ILO Conventions 29 and 105)

     5)  There shall be no use of child labor. (ILO Convention 138), and

     Whereas, independent monitoring of corporate adherence to these standards is essential if consumer and investor confidence in our company's commitment to human rights is to be maintained,

     Therefore, be it resolved that the company commit itself to the full implementation of the aforementioned human rights standards by its international suppliers and in its own international production facilities and commit to a program of outside, independent monitoring of compliance with these standards."

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL ON GLOBAL WORKERS RIGHTS STANDARDS FOR THE FOLLOWING
REASONS:

     Campbell Soup Company is committed to fair and ethical treatment of all employees and respect for human rights in the workplace. Our Worldwide Standards of Conduct and other corporate policies make clear that the Company does not tolerate discrimination or harassment based on any personal characteristic or belief. The Company opposes child labor and forced labor of any kind. We support the right of all employees to organize in accordance with applicable labor laws. Our Standards of Conduct require that all Campbell operations be conducted in a manner consistent in letter and spirit with all laws and regulations that affect our businesses and employees. In addition, our contracts require that Campbell suppliers conduct their businesses in compliance with all applicable laws and labor and employment standards.

     In short, Campbell fully concurs with the substantive goals to which this proposal is addressed. Our policies and business practices demonstrate our commitment in this regard. The additional commitment contemplated by this proposal is unnecessary. Moreover, the process it would mandate entails complex and burdensome requirements that would not be in the best interest of our shareowners.

     The SA8000 Social Accountability Standards were developed by a self-appointed group known as Social Accountability International. Their adoption would require Campbell to commit substantial human and financial resources to the implementation and monitoring of privately-developed regulations. The independent monitoring called for by the Standards must be performed by certification firms approved by Social Accountability International. As best as we can ascertain, the Standards have been adopted by only a few companies, and only a handful of facilities anywhere have received the necessary certification.

     The costly and burdensome undertakings embraced in this proposal are unwarranted in view of Campbell's existing policies and practices. Accordingly, the Board of Directors recommends a vote AGAINST this proposal.

                       SUBMISSION OF SHAREOWNER PROPOSALS

     Under Rule 14a-8(e) of the Securities Exchange Act of 1934, shareowner proposals intended for inclusion in next year's proxy statement must be submitted in writing to the Company to the Corporate Secretary at Campbell Place, Camden, New Jersey 08103-1799, and must be received by June 12, 2001.

     Any shareowner proposal submitted for consideration at next year's annual meeting but not submitted for inclusion in the proxy statement that is received by the Company after August 26, 2001, will not be considered filed on a timely basis with the Company under Rule 14a-4(c) (1). For such proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For such proposals that are timely filed, the Company retains discretion to vote proxies it receives provided 1) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion; and 2) the proponent does not issue a proxy statement.

            DIRECTORS AND EXECUTIVE OFFICERS STOCK OWNERSHIP REPORTS

     The federal securities laws require the Company's Directors and Executive Officers, and persons who own more than ten percent of the Company's capital stock, to file with the Securities and Exchange

Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of any securities of the Company.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended July 30, 2000, all the Company's Executive Officers, Directors and greater-than-ten-percent beneficial owners made all required filings.

                                 OTHER MATTERS

     Two shareowner proposals were submitted to the Company for inclusion in the 2000 proxy statement under Rule 14a-8 of the Securities Exchange Act of 1934. These proposals were received by the Company on or about August 28, 2000, which was after the June 13, 2000 deadline for Rule 14a-8 proposals set forth in the 1999 proxy statement. If however, the proponents seek to have the resolutions, considered at the 2000 annual meeting, the Company plans to vote proxies it receives against the proposals. Both proposals request the Company to adopt a policy to phase out genetically engineered products and to provide the interim step of labeling such products.

     The Board of Directors knows of no other matters to be presented for action at the meeting. If other matters come before the meeting, it is the intention of the Directors' proxy to vote on such matters in accordance with his or her best judgment.

                       PROXIES AND VOTING AT THE MEETING

     This statement and the accompanying proxy card are being mailed on or about October 10, 2000, for solicitation of proxies by the Board of Directors for the Annual Meeting of Shareowners of Campbell Soup Company called to be held on November 17, 2000. The mailing address of the Company's World Headquarters is Campbell Place, Camden, New Jersey 08103-1799.

     Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by Shareowners will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

     This solicitation of proxies is made on behalf of the Board of Directors of the Company with authorization of the Board, and the Company will bear the cost. Copies of proxy solicitation material will be mailed to Shareowners, and employees of the Company may communicate with Shareowners to solicit their proxies. Brokers, banks and others holding stock in their names, or in names of nominees, may request and forward copies of the proxy solicitation material to beneficial owners and seek authority for execution of proxies, and the Company will reimburse them for their expenses in so doing at the rates approved by the New York Stock Exchange.

     When a proxy is returned properly dated and signed, the shares represented thereby, including any shares held under the Company's Dividend Reinvestment Plan, will be voted by the person named as the Directors' proxy in accordance with each Shareowner's directions. Proxies will also be considered to be confidential voting instructions to the applicable Trustee with respect to shares held in accounts under the Campbell Soup Company Savings and 401(k) Plan for Salaried Employees, the Campbell Soup Company Savings and 401(k) Plan for Hourly-Paid Employees, and the Campbell Soup Company Ltd Employee Savings and Stock Bonus Plan. If participants in these Plans are also Shareowners of record under the same account information, they will receive a single proxy which represents all shares. If the account information is different, then the participants will receive separate proxies.

     Shareowners of record and participants in savings plans may cast their vote by:

     1) using the toll-free phone number listed on the proxy solicitation/voting instruction card;

     2) using the Internet and voting at the website listed on the proxy card;
        or

     3) signing, dating and mailing the proxy card in the enclosed postage paid envelope.

     The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number. The procedure allows shareowners to appoint a proxy and the savings plan participants to instruct a plan fiduciary to vote their shares and to confirm their instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed proxy solicitation/voting instruction card.

     Shareowners are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed and returned without specifying choices, the shares will be voted as recommended by the Directors (or, in the case of participants in the Plans referred to above, may be voted at the discretion of the applicable Trustee). This year shareowners who own shares directly in their own name may vote their shares by telephone or via the Internet. Please refer to the specific instructions on the enclosed proxy card.

     A Shareowner giving a proxy may revoke it by notifying the Corporate Secretary in writing any time before it is voted. If a Shareowner wishes to give a proxy to someone other than the Directors' proxy, all three names appearing on the enclosed proxy may be crossed out and the name of another person inserted. The signed proxy card must be presented at the meeting by the person representing the Shareowner.

     Each Shareowner who plans to attend the meeting in person is requested to so indicate in the space provided on the proxy card or as directed when voting by telephone or the Internet. The Company will then be able to mail an admission card to the Shareowner in advance of the meeting. Shareowners who do not have admission cards will need to register at the door.

                    INFORMATION ABOUT ATTENDING THE MEETING

     The Annual Meeting of Shareowners will be held this year at The Lakeland Center, Lakeland, Florida, which is approximately three miles from the Company's Pepperidge Farm bakery. A map showing the meeting location appears at the back of this booklet.

     To obtain an admission ticket by mail in advance and avoid registration lines at the door, simply indicate that you plan to attend the meeting by marking the appropriate box on the proxy card and return it in the envelope provided. If you do not wish to send the proxy card, you may obtain an admission card by sending a written request in the envelope. Shareowners who do not have admission cards will need to register at the door.

     IF YOU DO NOT OWN SHARES IN YOUR OWN NAME, YOU SHOULD HAVE YOUR BROKER OR AGENT IN WHOSE NAME THE SHARES ARE REGISTERED CALL (856) 342-6122, FAX (856) 342-3889, OR WRITE TO THE OFFICE OF THE CORPORATE SECRETARY AT CAMPBELL PLACE, CAMDEN, NJ 08103-1799 TO REQUEST A TICKET BEFORE NOVEMBER 3, 2000. OTHERWISE YOU MUST BRING PROOF OF OWNERSHIP (E.G., BROKER'S STATEMENT) IN ORDER TO BE ADMITTED TO THE MEETING.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. PLEASE FILL OUT, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD OR VOTE BY PHONE OR VIA THE INTERNET AS SOON AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Camden, New Jersey
October 10, 2000
                                          By order of the Board of Directors,

                                             /s/ JOHN J. FUREY
                                               John J. Furey
                                            Corporate Secretary

--------------------------------------------------------------------------------

                             CAMPBELL SOUP COMPANY

                            ------------------------

                      MANAGEMENT WORLDWIDE INCENTIVE PLAN

                            ------------------------

                         As amended: November 17, 2000

--------------------------------------------------------------------------------

                                   Appendix A

                             CAMPBELL SOUP COMPANY

                      MANAGEMENT WORLDWIDE INCENTIVE PLAN

                               TABLE OF CONTENTS

ARTICLE                                                                 PAGE
-------                                                                 ----
 I.       Purpose.....................................................   A-1
 II.      Definitions.................................................   A-1
 III.     Administration..............................................   A-2
 IV.      Participation...............................................   A-2
 V.       Awards......................................................   A-2
 VI.      Limitations.................................................   A-3
 VII.     Amendment, Suspension or Termination of the Plan in Whole or   A-3
          in Part.....................................................
 VIII.    Change in Control of the Company............................   A-4
 IX.      Miscellaneous...............................................   A-6
          Appendix 1..................................................   A-7

                                   ARTICLE I

                                    PURPOSE

     sec.1.1 The purpose of the Plan is to provide annual financial incentives for selected employees of the Campbell Group, thereby promoting the growth and financial success of the Campbell Group by (1) attracting and retaining employees of outstanding ability, (2) strengthening the Campbell Group's capability to develop, maintain, and direct a competent management team, (3) motivating employees to achieve annual Performance Goals and objectives, and (4) providing incentive compensation opportunities competitive with those of other major corporations.

                                   ARTICLE II

                                  DEFINITIONS

     The following words and phrases, as used in the Plan, shall have these meanings:

     sec.2.1  "BOARD" means the Board of Directors of the Company.

     sec.2.2  "CAMPBELL GROUP" means the Company and all of its Subsidiaries.

     sec.2.3 "CAUSE" except for purposes of Article VIII, means the termination of a Participant's employment by reason of his or her (1) engaging in gross misconduct that is injurious to the Campbell Group, monetarily or otherwise, (2) misappropriation of funds, (3) willful misrepresentation to the directors or officers of the Campbell Group, (4) gross negligence in the performance of the Participant's duties having an adverse effect on the business, operations, assets, properties or financial condition of the Campbell Group, (5) conviction of a crime involving moral turpitude, or (6) entering into competition with the Campbell Group. The determination of whether a Participant's employment was terminated for Cause shall be made by the Company in its sole discretion.

     sec.2.4  "CAMPBELL STOCK" means Capital Stock of the Company.

     sec.2.5 "COMMITTEE" means the Compensation and Organization Committee of the Board or a subcommittee thereof. All members of the Committee shall be "Outside Directors," as defined or interpreted for purposes of Section 162(m) of the Code, and "Non-Employee Directors," within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

     sec.2.6 "COMPANY" means Campbell Soup Company and its successors and assigns.

     sec.2.7 "DEFERRED COMPENSATION PLAN" means the Campbell Soup Company Deferred Compensation Plan.

     sec.2.8 "DIRECTOR" means a member of the Board who is not an Eligible Employee.

     sec.2.9 "ELIGIBLE EMPLOYEE" means a person who at the end of the fiscal year is a regular full-time salaried employee of the Campbell Group and who, in the opinion of the Committee, is a key employee whose performance can contribute to the successful management of the Campbell Group, including a person whose services terminated before the end of the fiscal year, but not including a person serving only as a director of the Company or a Subsidiary.

     sec.2.10 "PERFORMANCE GOALS" means the goals established by the Committee pursuant to Article V.

     sec.2.11 "PARTICIPANT" means a person to whom an award of incentive compensation has been made under the Plan.

     sec.2.12 "PLAN" means the Campbell Soup Company Management Worldwide Incentive Plan.

     sec.2.13  "PRESIDENT" means the President of the Company.

     sec.2.14  "SHAREOWNERS" means the Shareowners of the Company.

     sec.2.15 "SUBSIDIARY" means a corporation, domestic or foreign, the majority of the voting stock of which is owned directly or indirectly by the Company.

                                  ARTICLE III

                                 ADMINISTRATION

     sec.3.1 The Plan shall be administered by the Committee. The Committee shall have all necessary powers to administer and interpret the Plan, such powers to include the authority to select Eligible Employees to whom awards may be granted under the Plan and to determine the amount of any award of incentive compensation to be granted to any Eligible Employee, except that the amount of any incentive compensation to be granted by the Committee to any Eligible Employee who is also a Director of the Company shall be approved by the Board. A Director shall not participate in a vote approving the amount of the grant to himself or herself. The Committee shall have full power and authority to adopt such rules, regulations and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretations of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its Shareowners and any employee of the Campbell Group.

                                   ARTICLE IV

                                 PARTICIPATION

     sec.4.1 Participants in the Plan shall be selected by the Committee from among Eligible Employees based upon such criteria as the Committee may from time to time determine.

                                   ARTICLE V

                                     AWARDS

     sec.5.1 ESTABLISHMENT OF PERFORMANCE GOALS. Prior to the beginning of each fiscal year the Committee will establish in writing Performance Goals for the Company and its various operating units. The goals will be comprised of specified annual levels of one or more performance criteria as the Committee may deem appropriate such as: earnings per share, net earnings, operating earnings, unit volume, net sales, market share, balance sheet measurements, revenue, economic profit, cash flow, cash return on assets, shareowner return, return on equity, return on capital or other value-based performance measures. The Committee may disregard or offset the effect of any special charges or gains or cumulative effect of a change in accounting in determining the attainment of Performance Goals. Awards may also be payable when Company performance, as measured by one or more of the above criteria, as compared to peer companies meets or exceeds an objective criterion established by the Committee.

     sec.5.2 ESTABLISHMENT OF AWARD CATEGORIES. Prior to the close of each fiscal year, the Committee shall:

          (a) be advised by such appropriate officer of the Company as it may request, of the recommended estimated aggregate amount of awards of incentive compensation to be granted under the Plan for such fiscal year; and

          (b) determine whether awards shall be granted under the Plan for the fiscal year and if so, determine, the classes of employees eligible to receive awards of incentive compensation based upon job grade and salary levels and such other procedures for the granting of the awards as the Committee may deem desirable.

     The class of employees determined to be eligible for awards shall not be subject to change after the close of the fiscal year.

     sec.5.3 ESTABLISHMENT OF AWARD AMOUNTS. After the close of the fiscal year, the Committee may fix a maximum aggregate dollar amount which may be granted for awards for that fiscal year. The amounts of awards to be granted with respect to particular employees within the eligible classes may be determined after the close of the fiscal year under procedures established by the Committee.

     sec.5.4 GRANT OF AWARDS. The Committee shall, in granting awards to particular Eligible Employees for any fiscal year, take into consideration (a) the performance of the Company or the organizational unit of the Eligible Employee based upon attainment of Performance Goals and (b) as between Participants, the contribution of the Participant during the fiscal year to the success of the Company, including the Participant's (i) position and level of responsibility, (ii) business unit, division or department achievements, and
(iii) management assessment of individual performance. No award or awards may be granted to any Participant for the same fiscal year that exceeds in the aggregate $5 million. The Committee shall have no discretion to increase such awards.

     sec.5.5 COMMITTEE DISCRETION. The Committee shall have complete discretion with respect to the determination of the Eligible Employees to whom awards of incentive compensation shall be granted and the granting of such awards, except that the amount of any incentive compensation to be granted by the Committee to any Eligible Employee who is also a Director of the Company shall be approved by the Board in accordance with Article III.

     sec.5.6 LIMITATION ON AWARDS. Notwithstanding any other provision of the Plan, the Committee may not grant any award for any fiscal year, prior to a Change in Control (as hereinafter defined), in which no cash dividend shall have been paid on Campbell Stock.

     sec.5.7  PAYMENT OF AWARDS.  Incentive compensation awards made pursuant to
Article V shall be paid entirely in cash as soon as possible after grant approval, unless the Participant is eligible for and has elected to defer receipt of a portion or all of such award in accordance with the terms of the Deferred Compensation Plan or unless the Committee, in its discretion, approves the conversion of the award into stock options, restricted stock or unrestricted stock pursuant to the Company's long-term incentive plan.

                                   ARTICLE VI

                                  LIMITATIONS

     sec.6.1 RIGHTS NOT ABSOLUTE. No person shall at any time have any right to be granted an award hereunder for any fiscal year, and no person shall have authority to enter into an agreement committing the Company to make or pay an award, nor shall any person have authority to make any representation or warranty on behalf of the Company with respect thereto.

     sec.6.2 PARTICIPANTS RIGHTS LIMITED TO PLAN. Participants receiving awards shall have no rights to such awards except as set forth in this Plan.

     sec.6.3 NO RIGHT TO CONTINUED EMPLOYMENT. Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Campbell Group.

                                  ARTICLE VII

                    AMENDMENT, SUSPENSION OR TERMINATION OF
                          THE PLAN IN WHOLE OR IN PART

     sec.7.1 The Board may amend, suspend or terminate the Plan in whole or in part; but it may not affect adversely rights or obligations with respect to awards previously made. The Plan may be altered, changed or repealed by the Shareowners; but such action shall not affect adversely rights or obligations with respect to awards previously made.

                                  ARTICLE VIII

                        CHANGE IN CONTROL OF THE COMPANY

     sec.8.1 CONTRARY PROVISIONS. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Article VIII shall govern and supersede any inconsistent terms or provisions of the Plan; provided, however, that any awards for fiscal years prior to fiscal 2002 shall be subject to the Change in Control provisions set forth in Appendix 1.

     sec.8.2 DEFINITIONS of "Change in Control" and "Cause." For purposes of the Plan "Change in Control" shall mean any of the following events:

          (a) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the 1934
     Act) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes of this
     Section 8.2(a), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

          (b) The individuals who, as of September 28, 2000, are members of the Board (the "Incumbent Board"), cease for any reason to constitute more than fifty percent of the Board; provided, however, that if the election, or nomination for election by the Company's Shareowners, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; or

          (c) Approval by Shareowners of the Company of (1) a merger or consolidation involving the Company if the Shareowners of the Company, immediately before such merger or consolidation, do not own, directly or indirectly immediately following such merger or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

          (d) Acceptance of Shareowners of the Company of shares in a share exchange if the Shareowners of the Company, immediately before such share exchange, do not own, directly or indirectly immediately following such share exchange, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty-five percent (25%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its Subsidiaries, (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the Shareowners of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition, (iii) any "Grandfathered Dorrance Family Shareowner" (as hereinafter defined) or (iv) any Person who has acquired such Voting Securities directly from any Grandfathered Dorrance Family Shareowner but only if such Person has executed an agreement which is approved by two-thirds of the Board and pursuant to which such Person has agreed that he (or they) will not increase his (or their) Beneficial Ownership (directly or indirectly) to 30% or more of the outstanding Voting Securities (the "Standstill Agreement") and only for the period during which the Standstill Agreement is effective and fully honored by such Person. For purposes of this Section, "Grandfathered Dorrance Family Shareowner" shall mean at any time a "Dorrance Family Shareowner" (as hereinafter defined) who or which is at the time in question the Beneficial Owner solely of (v) Voting Securities Beneficially Owned by such individual on January 25, 1990, (w) Voting Securities acquired directly from the Company, (x) Voting Securities acquired directly from another Grandfathered Dorrance Family Shareowner, (y) Voting Securities which are also Beneficially Owned by other Grandfathered Dorrance Family Shareowners at the time in question, and (z) Voting Securities acquired after January 25, 1990 other than directly from the Company or from another Grandfathered Dorrance Family Shareowner by any "Dorrance Grandchild" (as hereinafter defined) provided that the aggregate amount of Voting Securities so acquired by each such Dorrance Grandchild shall not exceed five percent (5%) of the Voting Securities outstanding at the time of such acquisition. A "Dorrance Family Shareowner" who or which is at the time in question the Beneficial Owner of Voting Securities which are not specified in clauses (v), (w), (x), (y) and (z) of the immediately preceding sentence shall not be a Grandfathered Dorrance Family Shareowner at the time in question. For purposes of this Section, "Dorrance Family Shareowners" shall mean individuals who are descendants of the late Dr. John T. Dorrance, Sr. and/or the spouses, fiduciaries and foundations of such descendants. A "Dorrance Grandchild" means as to each particular grandchild of the late Dr. John T. Dorrance, Sr., all of the following taken collectively: such grandchild, such grandchild's descendants and/or the spouses, fiduciaries and foundations of such grandchild and such grandchild's descendants.

     Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     Notwithstanding anything contained in this Plan to the contrary, if a Participant's employment is terminated by the Company without Cause within one year prior to a Change in Control and such termination (1) was at the request of a third party who effectuates a Change in Control or (2) otherwise occurred in connection with or in anticipation of, a Change in Control, then for purposes of this Article VIII only, the date of a Change in Control shall mean the date immediately prior to the date of such Participant's termination of employment.

     "Cause." For purposes of this Article VIII only, the term "Cause" shall mean the termination of a Participant's employment by reason of his or her (a) conviction of a felony or (b) engaging in conduct which constitutes willful gross misconduct which is demonstrably and materially injurious to the Campbell Group, monetarily or otherwise. No act, nor failure to act, on the Employee's part, shall be considered "willful" unless he or she has acted, or failed to act, with an absence of good faith and without a reasonable belief that his or her action or failure to act was in the best interest of the Campbell Group.

     For purposes of this Article VIII only, any award granted for fiscal year 2001 shall be subject to the definition of Change in Control set forth in Appendix 1.

     sec.8.3 CHANGE IN CONTROL AWARD. During any fiscal year in which a Change in Control occurs ("Change in Control Year") each Eligible Employee who is a Participant on the date immediately prior to the Change in Control (a) whose employment with his or her employer is terminated prior to the end of the Change in Control Year for any reason (other than by his or her employer for Cause) or
(b) who is in the employ of the Company or any Subsidiary on the last day of the Change in Control Year, shall be entitled to receive, in either case, within thirty (30) days thereafter, a cash payment equal to the greater of (x) his or her target award for the Change in Control Year or (y) the average of the awards paid or payable under the Plan for the two most recent fiscal years ended prior to the Change in Control Year (the "Award"); provided, however, that the amount of the Award to be paid to each Participant as provided in clause (a) above shall be multiplied by a fraction, the numerator of which shall be the number of calendar days from and including the first day of the Change in Control Year through and including the date the Participant's employment is terminated and the denominator of which shall be 365; provided, further, however, that the Award to be paid to any Participant who is a party to an individual severance agreement shall be reduced by the amount of the "Pro Rata Bonus" (as defined in the severance agreement) that such Participant receives under the severance agreement.

     sec.8.4 CONTINUATION OF THE PLAN. For a period of two (2) years following a Change in Control, the Plan shall not be terminated or amended in any way (including, but not limited to, restricting or limiting any Eligible Employee's right to participate in the Plan), nor shall the manner in which the Plan is administered be changed in a way that adversely affects the level of participation or reward opportunities of any Participant; provided, however, that the Plan shall be amended as necessary to make appropriate adjustments for
(a) any negative effect that the costs and expenses incurred by the Company and its Subsidiaries in connection with the Change in Control may have on the benefits payable under the Plan and (b) any changes to the Company and/or its Subsidiaries (including, but not limited to, changes in corporate structure, capitalization and increased interest expense as a result of the incurrence or assumption by the Company of acquisition indebtedness) following the Change in Control so as to preserve the reward opportunities and performance targets for comparable performance under the Plan as in effect on the date immediately prior to the Change in Control.

     sec.8.5 AMENDMENT OR TERMINATION. This Article VIII shall not be amended or terminated at any time if any such amendment or termination would adversely affect the rights of any Participants under the Plan.

     sec.8.6 AMENDMENT OR TERMINATION PRIOR TO A CHANGE IN CONTROL. Any amendment or termination of the Plan prior to a Change in Control which (1) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (2) otherwise arose in connection with or in anticipation of a Change in Control, shall be null and void and shall have no effect whatsoever.

                                   ARTICLE IX

                                 MISCELLANEOUS

     sec.9.1 NON-ALIENATION. No amounts payable under the Plan shall be subject in any manner to anticipation, assignment, or voluntary or involuntary alienation.

     sec.9.2 GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of New Jersey to the extent not preempted by federal law.

     sec.9.3 INCAPACITY. If the Committee, in its sole discretion, deems a Participant who is eligible to receive any payment hereunder to be incompetent to receive the same due to age, illness or any infirmity or incapacity of any kind, the Committee may direct the employer to apply such payment directly for the benefit of such person, or to make payment to any person selected by the Committee to disburse the same for the benefit of the Participant. Payments made pursuant to this Section shall operate as a discharge, to the extent thereof, of all liabilities of the employer, the Committee and the Plan to the person for whose benefit the payments are made.

     sec.9.4 TRUST ARRANGEMENT. All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company; provided, however, nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

               APPENDIX 1 TO MANAGEMENT WORLDWIDE INCENTIVE PLAN

     Definition of "Change In Control". For any awards for fiscal years prior to fiscal 2002 "Change in Control" shall mean any of the following events:

          (a) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the 1934
     Act) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes of this
     Section 8.2(a), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

          (b) The individuals who, as of January 25, 1990, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's Shareowners, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; or

          (c) Approval by Shareowners of the Company of (1) a merger or consolidation involving the Company if the Shareowners of the Company, immediately before such merger or consolidation, do not own, directly or indirectly immediately following such merger or consolidation, more than eighty percent (80%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

          (d) Acceptance of Shareowners of the Company of shares in a share exchange if the Shareowners of the Company, immediately before such share exchange, do not own, directly or indirectly immediately following such share exchange, more than eighty percent (80%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty-five percent (25%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the Shareowners of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition, (iii) any "Grandfathered Dorrance Family Shareowner" (as hereinafter defined) or (iv) any Person who has acquired such Voting Securities directly from any Grandfathered Dorrance Family Shareowner but only if such Person has executed an agreement which is approved by two-thirds of the Board and pursuant to which such Person has agreed that he (or they) will not increase his (or their) Beneficial Ownership (directly or indirectly) to 30% or more of the outstanding Voting Securities (the "Standstill Agreement") and only for the period during which the Standstill Agreement is effective and fully honored by such Person. For purposes of this Section, "Grandfathered Dorrance Family Shareowner" shall mean at any time a "Dorrance Family Shareowner" (as hereinafter defined) who or which is at the time in question the Beneficial Owner solely of (v) Voting Securities Beneficially Owned by such individual on January 25, 1990, (w) Voting Securities acquired directly from the Company, (x) Voting Securities acquired directly from another Grandfathered Dorrance Family Shareowner, (y) Voting Securities which are also Beneficially Owned by other Grandfathered Dorrance Family Shareowners at the time in question, and (z) Voting Securities acquired after January 25, 1990 other than directly from the Company or from another Grandfathered Dorrance Family Shareowner by any "Dorrance Grandchild" (as hereinafter defined) provided that the aggregate amount of Voting Securities so acquired by each such Dorrance Grandchild shall not exceed five percent (5%) of the Voting Securities outstanding at the time of such acquisition. A "Dorrance Family Shareowner" who or which is at the time in question the Beneficial Owner of Voting Securities which are not specified in clauses (v), (w), (x), (y) and (z) of the immediately preceding sentence shall not be a Grandfathered Dorrance Family Shareowner at the time in question. For purposes of this Section, "Dorrance Family Shareowners" shall mean individuals who are descendants of the late Dr. John T. Dorrance, Sr. and/or the spouses, fiduciaries and foundations of such descendants. A "Dorrance Grandchild" means as to each particular grandchild of the late Dr. John T. Dorrance, Sr., all of the following taken collectively: such grandchild, such grandchild's descendants and/or the spouses, fiduciaries and foundations of such grandchild and such grandchild's descendants.

     Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

--------------------------------------------------------------------------------

                             CAMPBELL SOUP COMPANY

                            ------------------------

                         1994 LONG-TERM INCENTIVE PLAN

                            ------------------------

                         As amended: November 17, 2000

--------------------------------------------------------------------------------

                                   Appendix B

                             CAMPBELL SOUP COMPANY

                         1994 LONG-TERM INCENTIVE PLAN

                               TABLE OF CONTENTS

ARTICLE                                                                 PAGE
-------                                                                 ----
 I.       Purpose and Effective Date..................................   B-1
 II.      Definitions.................................................   B-1
 III.     Administration..............................................   B-3
 IV.      Awards......................................................   B-3
 V.       Stock Options and Stock Appreciation Rights.................   B-4
 VI.      Restricted Stock............................................   B-8
 VII.     Awards for Non-Employee Directors...........................   B-8
 VIII.    Unrestricted Campbell Stock Awards for Key Employees........   B-9
 IX.      Award of Performance Units..................................   B-9
 X.       Deferral of Payments........................................  B-10
 XI.      Miscellaneous Provisions....................................  B-10
 XII.     Change in Control of the Company............................  B-11
          Appendix 1..................................................  B-17

                                   ARTICLE I

                           PURPOSE AND EFFECTIVE DATE

     sec.1.1 PURPOSE. The purpose of the Plan is to provide financial incentives for selected Key Employees of the Campbell Group and for the non-employee Directors of the Company, thereby promoting the long-term growth and financial success of the Campbell Group by (1) attracting and retaining employees and Directors of outstanding ability, (2) strengthening the Campbell Group's capability to develop, maintain, and direct a competent management team,
(3) providing an effective means for selected Key Employees and non-employee Directors to acquire and maintain ownership of Campbell Stock, (4) motivating Key Employees to achieve long-range Performance Goals and objectives, and (5) providing incentive compensation opportunities competitive with those of other major corporations.

     sec.1.2 EFFECTIVE DATE AND EXPIRATION OF PLAN. The Plan was approved at the 1994 annual meeting of Shareowners of the Company and became effective on November 17, 1994. Unless earlier terminated by the Board pursuant to Section 11.3, the Plan shall terminate on the tenth anniversary of its Effective Date. No Award shall be made pursuant to the Plan after its termination date, but Awards made prior to the termination date may extend beyond that date.

                                   ARTICLE II

                                  DEFINITIONS

     The following words and phrases, as used in the Plan, shall have these meanings:

     sec.2.1 "AWARD" means, individually or collectively, any Option, SAR, Restricted Stock, unrestricted Campbell Stock or Performance Unit Award.

     sec.2.2  "BOARD" means the Board of Directors of the Company.

     sec.2.3 "CAMPBELL GROUP" means the Company and all of its Subsidiaries on and after the Effective Date.

     sec.2.4  "CAMPBELL STOCK" means Capital Stock of the Company.

     sec.2.5 "CAPITAL AND INCOME RETAINED IN THE BUSINESS" means capital and income, retained in the business of the Campbell Group as reported to the Company on a consolidated basis by its independent public accountants.

     sec.2.6 "CAUSE" except for purposes of Article XII, means the termination of a Participant's employment by reason of his or her (1) engaging in gross misconduct that is injurious to the Campbell Group, monetarily or otherwise, (2) misappropriation of funds, (3) willful misrepresentation to the directors or officers of the Campbell Group, (4) gross negligence in the performance of the Participant's duties having an adverse effect on the business, operations, assets, properties or financial condition of the Campbell Group, (5) conviction of a crime involving moral turpitude, or (6) entering into competition with the Campbell Group. The determination of whether a Participant's employment was terminated for Cause shall be made by the Company in its sole discretion.

     sec.2.7  "CODE" means the Internal Revenue Code of 1986, as amended.

     sec.2.8 "COMMITTEE" means the Compensation and Organization Committee of the Board or a subcommittee thereof. All members of the Committee shall be "Outside Directors," as defined or interpreted for purposes of Section 162(m) of the Code, and "Non-Employee Directors," within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

     sec.2.9 "COMPANY" means Campbell Soup Company and its successors and assigns.

     sec.2.10 "DEFERRED ACCOUNT" means an account established for a Participant under Section 10.1.

     sec.2.11 "DIRECTOR" means a member of the Board of Directors of the Company.

     sec.2.12  "EFFECTIVE DATE" means November 17, 1994.

     sec.2.13 "FAIR MARKET VALUE" means, as of any specified date, an amount equal to the mean between the reported high and low prices of Campbell Stock on the New York Stock Exchange composite tape on the specified date.

     sec.2.14 "FISCAL YEAR" means the fiscal year of the Company, which is the 52- or 53-week period ending on the Sunday closest to July 31.

     sec.2.15  "INCENTIVE STOCK OPTION" means an option within the meaning of
Section 422 of the Code.

     sec.2.16 "INCOME BEFORE TAXES ON INCOME" means income before taxes on income of the Campbell Group as reported to the Company on a consolidated basis by its independent public accountants.

     sec.2.17 "KEY EMPLOYEE" means a salaried employee of the Campbell Group who is in a management position.

     sec.2.18 "NONQUALIFIED STOCK OPTION" means an option granted under the Plan other than an Incentive Stock Option.

     sec.2.19 "OPTION" means either a Nonqualified Stock Option or an Incentive Stock Option to purchase Campbell Stock.

     sec.2.20 "OPTION PRICE" means the price at which Campbell Stock may be purchased under an Option as provided in Section 5.4, or in the case of a SAR granted under Section 5.8, the Fair Market Value of Campbell Stock on the date the SAR is awarded.

     sec.2.21 "PARTICIPANT" means a Key Employee or a non-employee Director to whom an Award has been made under the Plan or a Transferee.

     sec.2.22 "PERFORMANCE GOALS" means goals established by the Committee pursuant to Section 4.5.

     sec.2.23 "PERFORMANCE PERIOD" means a period of time over which performance is measured.

     sec.2.24  "PERFORMANCE UNIT" means the unit of measure determined under
Article IX by which is expressed the value of a Performance Unit Award.

     sec.2.25  "PERFORMANCE UNIT AWARD" means an Award granted under Article IX.

     sec.2.26 "PERSONAL REPRESENTATIVE" means the person or persons who, upon the death, disability, or incompetency of a Participant, shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to exercise an Option or SAR or the right to any Restricted Stock Award or Performance Unit Award theretofore granted or made to such Participant.

     sec.2.27  "PLAN" means Campbell Soup Company 1994 Long-Term Incentive Plan.

     sec.2.28 "RESTRICTED PERFORMANCE STOCK" means Campbell Stock subject to Performance Goals.

     sec.2.29 "RESTRICTED STOCK" means Campbell Stock subject to the terms and conditions provided in Article VI and including Restricted Performance Stock.

     sec.2.30  "RESTRICTED STOCK AWARD" means an Award granted under Article VI.

     sec.2.31  "RESTRICTION PERIOD" means a period of time determined under
Section 6.2 during which Restricted Stock is subject to the terms and conditions provided in Section 6.3.

     sec.2.32  "SAR" means a stock appreciation right granted under Section 5.8.

     sec.2.33  "SHAREOWNERS" means the Shareowners of the Company.

     sec.2.34 "STATEMENT" means a written confirmation of an Award under the Plan furnished to the Participant.

     sec.2.35 "SUBSIDIARY" means a corporation, domestic or foreign, the majority of the voting stock of which is owned directly or indirectly by the Company.

     sec.2.36 "TRANSFEREE" means a person to whom a Key Employee or non-employee Director has transferred his or her rights under the Plan in accordance with procedures and guidelines adopted by the Company.

                                  ARTICLE III

                                 ADMINISTRATION

     sec.3.1 COMMITTEE TO ADMINISTER. The Plan shall be administered by the Committee. The Committee shall have full power and authority to interpret and administer the Plan and to establish and amend rules and regulations for its administration. The Committee's decisions shall be final and conclusive with respect to the interpretation of the Plan and any Award made under it.

     A majority of the members of the Committee shall constitute a quorum for the conduct of business at any meeting. The Committee shall act by majority vote of the members present at a duly convened meeting, which may include a meeting by conference telephone call held in accordance with applicable law. Action may be taken without a meeting if written consent thereto is given in accordance with applicable law.

     sec.3.2  POWERS OF COMMITTEE.

     (a) Subject to the provisions of the Plan, the Committee shall have authority, in its discretion, to determine those Key Employees who shall receive an Award, the time or times when such Award shall be made, the vesting schedule, if any, for the Award and the type of Award to be granted, whether an Incentive Stock Option or a Nonqualified Stock Option shall be granted, the number of shares to be subject to each Option and Restricted Stock Award, and the value of each Performance Unit.

     (b) An Option, a SAR, a Restricted Stock Award, an unrestricted Campbell Stock Award, or a Performance Unit Award may be granted by the Committee to a Key Employee who is a Director of the Company only if approved by the Board.

     (c) The Committee shall determine and set forth in an Award Statement the terms of each Award, including such terms, restrictions, and provisions as shall be necessary to cause certain Options to qualify as Incentive Stock Options. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Statement relating to an Award, in such manner and to the extent the Committee shall determine in order to carry out the purposes of the Plan. The Committee may, in its discretion, accelerate (i) the date on which any Option or SAR may be exercised, (ii) the date of termination of the restrictions applicable to a Restricted Stock Award, or (iii) the end of a Performance Period under a Performance Unit Award, if the Committee determines that to do so will be in the best interests of the Company and the Participants in the Plan.

                                   ARTICLE IV

                                     AWARDS

     sec.4.1 AWARDS. Awards under the Plan shall consist of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, unrestricted Campbell Stock and Performance Units. All Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee deems appropriate. Awards under a particular section of the Plan need not be uniform and Awards under two or more sections may be combined in one Statement. Any combination of Awards may be granted at one time and on more than one occasion to the same Key Employee. Awards of Performance Units and Restricted Performance Stock shall be earned solely upon attainment of Performance Goals and the Committee shall have no discretion to increase such Awards.

     sec.4.2 ELIGIBILITY FOR AWARDS. An Award may be made to any Key Employee selected by the Committee. In making this selection and in determining the form and amount of the Award, the Committee may give consideration to the functions and responsibilities of the respective Key Employee, his or her present and potential contributions to the success of the Campbell Group, the value of his or her services to the Campbell Group, and such other factors deemed relevant by the Committee. Non-employee Directors are eligible to receive Awards pursuant to
Article VII.

     sec.4.3 SHARES AVAILABLE UNDER THE PLAN. The Campbell Stock to be offered under the Plan pursuant to Options, SARs, Performance Unit Awards, and Restricted Stock and unrestricted Campbell Stock Awards must be Campbell Stock previously issued and outstanding and reacquired by the Company. Subject to adjustment under Section 11.2, no more than 50,000,000 shares of Campbell Stock shall be issuable upon exercise of Options, SARs, or pursuant to Performance Unit Awards, Restricted Stock or unrestricted Campbell Stock Awards granted under the Plan. Any shares of Campbell Stock (i) tendered in payment of the Option Price of Options; (ii) subject to an Option which for any reason is cancelled (excluding shares subject to an Option cancelled upon the exercise of a related SAR) or terminated without having been exercised; or (iii) any shares of Restricted Stock which are forfeited, shall again be available for Awards under the Plan. Shares subject to an Option cancelled upon the exercise of a SAR shall not again be available for Awards under the Plan. After November 18, 1999, Awards consisting of (i) Performance Units that are measured based on the Fair Market Value of one share of Campbell Stock, (ii) Restricted Stock, and (iii) unrestricted Campbell Stock shall not exceed the aggregate of (x) 25% of the 25,000,000 shares authorized by Shareowners on November 18, 1999 and (y) 25% of the 5,500,000 shares remaining available for grant as of November 18, 1999 that were authorized by Shareowners on November 17, 1994.

     sec.4.4 LIMITATION ON AWARDS. The maximum aggregate dollar value of Restricted Stock and Performance Units awarded to any Key Employee with respect to a Performance Period or Restriction Period may not exceed $5 million for each fiscal year included in such Performance Period or Restriction Period. The maximum number of shares for which Options may be granted to any Participant in any one fiscal year shall not exceed five million.

     sec.4.5 GENERAL PERFORMANCE GOALS. Prior to the beginning of a Performance Period the Committee will establish in writing Performance Goals for the Company and its various operating units. The goals will be comprised of specified levels of one or more performance criteria as the Committee may deem appropriate such as: earnings per share, net earnings, operating earnings, unit volume, net sales, market share, balance sheet measurements, revenue, economic profit, cash flow, cash return on assets, shareowner return, return on equity, return on capital or other value-based performance measures. The Committee may disregard or offset the effect of any special charges or gains or cumulative effect of a change in accounting in determining the attainment of Performance Goals. Awards may also be payable when Company performance, as measured by one or more of the above criteria, as compared to peer companies meets or exceeds an objective criterion established by the Committee.

     sec.4.6 AWARDS IN LIEU OF SALARY OR BONUS. The Committee may, in its sole discretion, subject to Section 3.2 and such terms and conditions as the Committee may prescribe, give Participants the opportunity to receive Awards in lieu of future salary, bonus or other compensation.

                                   ARTICLE V

                  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     sec.5.1 AWARD OF STOCK OPTIONS. The Committee may, from time to time, subject to Section 3.2(b) and other provisions of the Plan and such terms and conditions as the Committee may prescribe, award Incentive Stock Options and Nonqualified Stock Options to any Key Employee. Awards of Incentive Stock Options and Nonqualified Stock Options must be separate and not in tandem.

     sec.5.2  PERIOD OF OPTION.

     (a) An Option granted under the Plan shall be exercisable only in accordance with the vesting schedule approved by the Committee. After the waiting period, the Option may be exercised at any time during the term of the Option, in whole or in installments, as specified in the related Option Statement. Subject to Section 5.6, the duration of each Option shall not be more than ten years from the date of grant.

     (b) Except as provided in Section 5.6, a Participant may not exercise an Option unless such Participant is then, and continually (except for sick leave, military service, or other approved leave of absence) after the grant of the Option has been, an employee of the Campbell Group.

     sec.5.3 STOCK OPTION AWARD STATEMENT OR AGREEMENT. Each Option shall be evidenced by a Statement or an option agreement.

     sec.5.4 OPTION PRICE, EXERCISE AND PAYMENT. The Option Price of Campbell Stock under each Option shall be determined by the Committee but shall be a price not less than 100 percent of the Fair Market Value of Campbell Stock at the date such Option is granted, as determined by the Committee. Options shall not be repriced.

     Options may be exercised from time to time by giving written notice to the Treasurer of the Company, or his or her designee, specifying the number of shares to be purchased. The notice of exercise shall be accompanied by payment in full of the Option Price in cash or the Option Price may be paid in whole or in part through the transfer to the Company of shares of Campbell Stock.

     In the event such Option Price is paid in whole or in part, with shares of Campbell Stock, the portion of the Option Price so paid shall be equal to the value, as of the date of exercise of the Option, of such shares. The value of such shares shall be equal to the number of such shares multiplied by the average of the high and low sales prices of Campbell Stock quoted on the New York Stock Exchange composite tape on the trading day coincident with the date of exercise of such Option (or the immediately preceding trading day if the date of exercise is not a trading day). The Company shall not issue or transfer Campbell Stock upon exercise of an Option until the Option Price is fully paid. The Participant may satisfy any minimum amounts required to be withheld by the Company under applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the shares of Campbell Stock to be delivered for the payment of such taxes.

     sec.5.5 LIMITATIONS ON INCENTIVE STOCK OPTIONS. Each provision of the Plan and each Option Statement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Option Statement thereof that cannot be so construed shall be disregarded.

     sec.5.6 TERMINATION OF EMPLOYMENT. Subject to Article XII, the following provisions will govern the ability of a Participant to exercise any outstanding Options or SARs following the Participant's termination of employment with the Campbell Group.

          (a) If the employment of a Participant with the Campbell Group is terminated for reasons other than (i) death, (ii) discharge for Cause,
     (iii) retirement, or (iv) resignation, the Participant may exercise a SAR or an Option, except an Incentive Stock Option, at any time within three years after such termination, to the extent of the number of shares covered by such Option or SAR which were exercisable at the date of such termination; except that an Option or SAR shall not be exercisable on any date beyond the expiration of such three-year period or the expiration date of such Option or SAR, whichever occurs first.

          (b) If the employment of a Participant with the Campbell Group is terminated for Cause, any Options or SARs of such Participant shall expire and any rights thereunder shall terminate immediately.

          (c) Any Option or SAR of a Participant whose service is terminated by resignation may be exercised at any time within three months of such resignation to the extent that the number of shares covered by such Option or SAR were exercisable at the date of such resignation, except that an Option or SAR shall not be exercisable on any date beyond the expiration date of such Option or SAR.

          (d) Should a Participant, who is not eligible to retire under the Company's pension plan or a pension plan of any affiliated Company, die either while in the employ of the Campbell Group or after termination of such employment (other than discharge for Cause), the SAR or Option rights, except Incentive Stock Option rights, of such deceased Participant may be exercised by his or her Personal Representative at any time within three years after the Participant's death to the extent of the number of shares covered by such Option or SAR which were exercisable at the date of such death, except that an Option or SAR shall not be so exercisable on any date beyond the expiration date of such Option or SAR.

          (e) After February 29, 1996, should a Participant who is eligible to retire under the Company's pension plan or a pension plan of any affiliated company die prior to the vesting of all Options or SARs, any installment or installments not then exercisable shall become fully exercisable as of the date of Participant's death and the SARs or Option rights, except Incentive Stock Option rights, may be exercised by the Participant's Personal Representative at any time prior to the expiration date of any Option or SAR.

          (f) Should a Participant who retires after February 29, 1996, die prior to exercising all Options or SARs, then his or her SAR and Option rights, except Incentive Stock Option Rights, may be exercised by the Participant's Personal Representative at any time prior to the expiration date of any Options or SAR.

          (g) If a Participant who was granted an Option or SAR dies within 180 days of the expiration date of such Option or SAR, and if on the date of death the Participant was then entitled to exercise such Option or SAR, including Options and SARs vested pursuant to section 5.6 (e), and if the Option or SAR expires without being exercised, the Personal Representative of the Participant shall receive in settlement a cash payment from the Company of a sum equal to the amount, if any, by which the Fair Market Value (determined on the expiration date of the Option or SAR) of Campbell Stock subject to the Option or SAR exceeds the Option Price.

          (h) Any SAR or Option, except an Incentive Stock Option, of a Participant who retires after February 29, 1996, may be exercised at any time prior to the expiration date of such Option or SAR. In the event the Participant's employment with the Campbell Group terminates prior to the vesting of all Options and SARs, and if the Participant is eligible to retire under the Company's pension plan or a pension plan of any affiliated company at the date of such termination, any installment or installments not then exercisable shall become fully exercisable as of the effective date of such termination. If the Participant receives severance payments from the Company or any affiliated company and becomes eligible to retire during the severance payment period, all of the Participant's Options and SARs shall become fully exercisable as of the date of such Participant's retirement eligibility date and may be exercised at any time prior to the expiration date of such Option or SAR.

          (i) Incentive Stock Options that have not previously expired must be exercised within three months following Participant's termination of employment, unless employment is terminated because of disability in which event the exercise period is extended to one year following termination.

          (j) Notwithstanding the provisions of subsections (a) through (i) above, if the employment of a Participant with the Campbell Group is terminated upon the spin-off of Vlasic Foods International Inc. ("Vlasic") from the Company and he or she is immediately thereafter employed by Vlasic or a subsidiary thereof, it shall not be considered a 'termination from the Campbell Group' with respect to any Nonqualified Stock Option that the Participant had a right to exercise, by the terms of the applicable vesting schedule, immediately before the termination of employment with the Campbell

     Group. The provisions of subsection (a) through (i) above shall then be applied by considering employment with Vlasic and its subsidiaries the same as employment with the Campbell Group.

     sec.5.7 SHAREOWNER RIGHTS AND PRIVILEGES. A Participant shall have no rights as a shareowner with respect to any shares of Campbell Stock covered by an Option until the issuance of shares to the Participant.

     sec.5.8  AWARD OF SARS.

     (a) At any time prior to six months before an Option's expiration date, the Committee may award to the Participant a SAR related to the Option. The Committee may also award SARs that are unrelated to any Option.

     (b) The SAR shall represent the right to receive payment of an amount not greater than the spread, if any, by which the Fair Market Value of the Campbell Stock on the trading day immediately preceding the date of exercise of the SAR exceeds the Option Price.

     (c) SARs awarded under the Plan shall be evidenced by a Statement between the Company and the Participant.

     (d) The Committee may prescribe conditions and limitations on the exercise or transferability of any SAR. SARs may be exercised only when the value of a share of Campbell Stock exceeds the Option Price. Such value shall be determined in the manner specified in Section 5.8(b).

     (e) A SAR shall be exercisable only by written notice to the Treasurer of the Company or his or her designee. However, a SAR shall in no event be exercisable during the first six months of its term, except in the event of death or disability of the Participant prior to the expiration of such six-month period.

     (f) All SARs shall automatically be exercised on the last trading day prior to their expiration, so long as the value of a share of Campbell Stock exceeds the Option Price, unless prior to such day the holder instructs the Treasurer otherwise in writing. Such value shall be determined in the manner specified in
Section 5.8(b).

     (g) Payment of the amount to which a Participant is entitled upon the exercise of a SAR shall be made in cash, Campbell Stock, or partly in cash and partly in Campbell Stock at the discretion of the Committee. The shares shall be valued in the manner specified in Section 5.8(b).

     (h) At any time when a Participant is, in the judgment of the Treasurer of the Company, subject with respect to Campbell Stock to Section 16 of the 1934
Act:

          (i) any election by such Participant to receive cash in whole or in part upon the exercise of such SAR, shall be made only during the period beginning on the third business day following the date of release by the Company for publication of any quarterly or annual summary statement of its sales and earnings and ending on the twelfth business day following such date of release, and

          (ii) in the event the Committee has not determined the form in which such SAR will be paid (i.e., cash, shares of Campbell Stock, or any combination thereof), any election to exercise such right in whole or in part for cash shall be subject to the subsequent consent thereto, or disapproval thereof, by the Committee in its sole discretion.

          (i) Each SAR shall expire on a date determined by the Committee at the time of Award.

                                   ARTICLE VI

                                RESTRICTED STOCK

     sec.6.1 AWARD OF RESTRICTED STOCK. The Committee may make a Restricted Stock Award to any Participant, subject to this Article VI and to such other terms and conditions as the Committee may prescribe.

     sec.6.2 RESTRICTION PERIOD. At the time of making a Restricted Stock Award, the Committee shall establish the Restriction Period applicable to such Award. The Committee may establish different Restriction Periods from time to time and each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. Restriction Periods, when established for each Restricted Stock Award, shall not be changed except as permitted by Section 6.3.

     sec.6.3 OTHER TERMS AND CONDITIONS. Campbell Stock, when awarded pursuant to a Restricted Stock Award, will be represented by book entry in the name of the Participant who receives the Restricted Stock Award, unless the Participant has elected to defer pursuant to Section 10. The Participant shall be entitled to receive dividends during the Restriction Period and shall have the right to vote such Campbell Stock and all other Shareowner's rights, with the exception that (i) the Participant will not be entitled to delivery of the stock certificate during the Restriction Period, (ii) the Company will retain custody of the Campbell Stock during the Restriction Period, (iii) a breach of a restriction or a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award will cause a forfeiture of the Restricted Stock Award. The Participant may satisfy any amounts required to be withheld by the Company under applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the Restricted Stock Award to be delivered for the payment of such taxes. The Committee may, in addition, prescribe additional restrictions, terms, or conditions upon or to the Restricted Stock Award including performance restrictions in accordance with Section 4.5.

     sec.6.4 RESTRICTED STOCK AWARD STATEMENT. Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Statement.

     sec.6.5 TERMINATION OF EMPLOYMENT. Subject to Article XII, the Committee may, in its sole discretion, establish rules pertaining to the Restricted Stock Award in the event of termination of employment (by retirement, disability, death, or otherwise) of a Participant prior to the expiration of the Restriction Period. If the employment of a Participant with the Campbell Group is terminated for Cause, any non-vested Restricted Stock Awards of such Participant shall immediately be forfeited and any rights thereunder shall terminate.

     sec.6.6 PAYMENT FOR RESTRICTED STOCK. Restricted Stock Awards may be made by the Committee under which the Participant shall not be required to make any payment for the Campbell Stock or, in the alternative, under which the Participant, as a condition to the Restricted Stock Award, shall pay all (or any lesser amount than all) of the Fair Market Value of the Campbell Stock, determined as of the date the Restricted Stock Award is made. If the latter, such purchase price shall be paid in cash as provided in the Restricted Stock Award Statement.

                                  ARTICLE VII

                       AWARDS FOR NON-EMPLOYEE DIRECTORS

     sec.7.1 AWARD TO NON-EMPLOYEE DIRECTORS. The Board will approve the compensation of non-employee Directors and such compensation may consist of Awards under the Plan. The Board retains the discretionary authority to make Awards to non-employee Directors. All such Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Board deems appropriate. The Board may, in its sole discretion, subject to such terms and conditions as the Board may prescribe, give non-employee Directors the opportunity to receive an Option Award in lieu of future cash compensation or other types of Awards.

     sec.7.2  ELECTION BY NON-EMPLOYEE DIRECTORS TO RECEIVE CAMPBELL
STOCK. Each non-employee Director may elect to receive all or a portion (in 10% increments) of any cash compensation in shares of Campbell Stock, which will be issued quarterly. Only whole numbers of shares will be issued. For purposes of computing the number of shares earned and their taxable value each quarter, the value of each share shall be equal to the mean between the reported high and low prices of Campbell Stock on the New York Stock Exchange composite tape on the last business day of the quarter. If a Participant dies prior to payment of all shares earned, the balance due shall be payable in full to the Participant's designated beneficiary under the Deferred Compensation Plan, or, if none, to the Participant's estate, in cash.

     sec.7.3 NO RIGHT TO CONTINUANCE AS A DIRECTOR. Neither the action of the Company in establishing the Plan, nor any Award under the Plan shall be deemed
(i) to create any obligation on the part of the Board to nominate any Director for reelection by the Company's Shareowners or (ii) to be evidence of any agreement or understanding, express or implied, that the Director has a right to continue as a Director for any period of time or at any particular rate of compensation.

                                  ARTICLE VIII

              UNRESTRICTED CAMPBELL STOCK AWARDS FOR KEY EMPLOYEES

     sec.8.1 The Committee may make awards of unrestricted Campbell Stock to Key Employees in recognition of outstanding achievements or as an award for Key Employees who receive Restricted Stock Awards when Performance Goals are exceeded.

                                   ARTICLE IX

                           AWARD OF PERFORMANCE UNITS

     sec.9.1 AWARD OF PERFORMANCE UNITS. The Committee may award Performance Units to any Participant. Each Performance Unit shall represent the right of a Participant to receive an amount equal to the value of the Performance Unit, determined in the manner established by the Committee at the time of Award.

     sec.9.2 PERFORMANCE PERIOD. At the time of each Performance Unit Award, the Committee shall establish, with respect to each such Award, a Performance Period during which performance shall be measured. There may be more than one Award in existence at any one time, and Performance Periods may differ.

     sec.9.3 PERFORMANCE MEASURES. Performance Units shall be awarded to a Participant contingent upon the attainment of Performance Goals in accordance with Section 4.5.

     sec.9.4 PERFORMANCE UNIT VALUE. Each Performance Unit shall have a maximum dollar value established by the Committee at the time of the Award. Performance Units earned will be determined by the Committee in respect of a Performance Period in relation to the degree of attainment of Performance Goals. The measure of a Performance Unit may, in the discretion of the Committee, be equal to the Fair Market Value of one share of Campbell Stock.

     sec.9.5 AWARD CRITERIA. In determining the number of Performance Units to be granted to any Participant, the Committee shall take into account the Participant's responsibility level, performance, potential, cash compensation level, other incentive awards, and such other considerations as it deems appropriate.

     sec.9.6 PAYMENT. (a) Following the end of Performance Period, a Participant holding Performance Units will be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Units, based on the achievement of the performance measures for such Performance Period, as determined by the Committee.

     (b) Payment of Performance Units shall be made in cash, whether payment is made at the end of the Performance Period or is deferred pursuant to Section 10.1, except that Performance Units which are measured using Campbell Stock shall be paid in Campbell Stock. Payment shall be made in a lump sum or in installments and shall be subject to such other terms and conditions as shall be determined by the Committee.

     sec.9.7 TERMINATION OF EMPLOYMENT. (a) Subject to Article XII, a Performance Unit Award shall terminate for all purposes if the Participant does not remain continuously in the employ of the Campbell Group at all times during the applicable Performance Period, except as may otherwise be determined by the Committee.

     (b) In the event that a Participant holding a Performance Unit ceases to be an employee of the Campbell Group following the end of the applicable Performance Period but prior to full payment according to the terms of the Performance Unit Award, payment shall be made in accordance with terms established by the Committee for the payment of such Performance Unit.

     sec.9.8 PERFORMANCE UNIT STATEMENTS. Performance Unit Awards shall be evidenced by Performance Unit Statements.

                                   ARTICLE X

                              DEFERRAL OF PAYMENTS

     sec.10.1 ELECTION TO DEFER. A Participant may elect to defer all or a portion of any related earned Performance Units, Restricted Stock, unrestricted Campbell Stock or gain on any exercised Option or SAR pursuant to the terms of the Deferred Compensation Plan. The value of the Performance Units, Restricted Stock, unrestricted Campbell Stock or Option or SAR gain so deferred shall be allocated to a Deferred Account established for the Participant under the Deferred Compensation Plan.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     sec.11.1 LIMITS AS TO TRANSFERABILITY. An Option may, at the election of the Participant, be transferred to the spouse or a descendant of the Participant, or a trust for the benefit of the spouse or descendants. Unless otherwise provided by the Committee, however, no SAR, share of Restricted Stock, or Performance Unit under the Plan shall be transferable by the Participant otherwise than by will or, if the Participant dies intestate, by the laws of descent and distribution. All Awards other than Options that are transferred in accordance with the foregoing provisions shall be exercisable or received during the Participant's lifetime only by such Participant or his or her Personal Representative, or by will or if the Participant dies intestate, by the laws of descent and distribution. Any transfer contrary to this Section 11.1 will nullify the Option, SAR, Performance Unit, or share of Restricted Stock.

     sec.11.2 ADJUSTMENTS UPON CHANGES IN STOCK. In case of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other changes in the corporate structure or shares of the Company, appropriate adjustments may be made by the Committee (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in Deferred Accounts and in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the price per share subject to outstanding Options or which may be issued under outstanding Restricted Stock Awards or pursuant to unrestricted Campbell Stock Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan, subject to Article XII, to reflect such changes and to modify any other terms of outstanding Awards on an equitable basis, including modifications of Performance Goals and changes in the length of Performance Periods.

     sec.11.3 AMENDMENT, SUSPENSION, AND TERMINATION OF PLAN. (a) The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without Shareowner approval, (i) except as provided in Section 7.2, increase the number of shares of Campbell Stock which may be issued under the Plan, (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) materially modify the requirements as to eligibility for participating in the Plan, or (iv) extend the termination date of the Plan. No such amendment, suspension, or termination shall alter or impair any outstanding Options, SARs, shares of Restricted Stock, or Performance Units without the consent of the Participant affected thereby.

     (b) With the consent of the Participant affected thereby, the Committee may amend or modify any outstanding Options, Restricted Stock Awards, or Performance Unit Awards in any manner to the extent that the Committee would have had the authority under the Plan initially to award such Options, SARs, Restricted Stock Awards, or Performance Unit Awards as so modified or amended, including without limitation, to change the date or dates as of which such Options or SARs may be exercised, to remove the restrictions on shares of Restricted Stock, or to modify the manner in which Performance Units are determined and paid.

     sec.11.4 NONUNIFORM DETERMINATIONS. The Committee's determinations under the Plan, including without limitation, (i) the determination of the Key Employees to receive Awards, (ii) the form, amount, and timing of such Awards,
(iii) the terms and provisions of such Awards and (iv) the Statements evidencing the same, need not be uniform and may be made by it selectively among Key Employees who receive, or who are eligible to receive, Awards under the Plan, whether or not such Key Employees are similarly situated. This Section 11.4 shall not apply to current Campbell Stock Awards to non-employee Directors which shall be uniform and non-discretionary in accordance with Article VII.

     sec.11.5 GENERAL RESTRICTION. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration, or qualification of the shares of Campbell Stock subject or related thereto upon any securities exchange or under any state or federal law (ii) the consent or approval of any government or regulatory body, or (iii) an agreement by the Participant with respect thereto, is necessary or desirable, then such Award shall not become exercisable in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     sec.11.6 NO RIGHT TO EMPLOYMENT. Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company or any Subsidiary.

                                  ARTICLE XII

                        CHANGE IN CONTROL OF THE COMPANY

     sec.12.1 CONTRARY PROVISIONS. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Article XII shall govern and supersede any inconsistent terms or provisions of the Plan; provided, however, that any Awards granted prior to November 18, 2000 shall be subject to and governed by the provisions set forth as Article XII in Appendix 1 hereto.

     sec.12.2  DEFINITIONS.

     (a) CHANGE IN CONTROL. For purposes of the Plan, "Change in Control" shall mean any of the following events:

          (i) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the 1934
     Act) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes of this Section 12.2(a), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

          (ii) The individuals who, as of September 28, 2000, are members of the Board (the "Incumbent Board"), cease for any reason to constitute more than fifty percent of the Board; provided, however, that if the election, or nomination for election by the Company's Shareowners, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; or

          (iii) Approval by Shareowners of the Company of (A) a merger or consolidation involving the Company if the Shareowners of the Company, immediately before such merger or consolidation, do not own, directly or indirectly immediately following such merger or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (B) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

          (iv) Acceptance of Shareowners of the Company of shares in a share exchange if the Shareowners of the Company, immediately before such share exchange, do not own, directly or indirectly immediately following such share exchange, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty-five percent (25%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its Subsidiaries, (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the Shareowners of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition, (iii) any "Grandfathered Dorrance Family Shareowner" (as hereinafter defined) or (iv) any Person who has acquired such Voting Securities directly from any Grandfathered Dorrance Family Shareowner but only if such Person has executed an agreement which is approved by two-thirds of the Board and pursuant to which such Person has agreed that he (or they) will not increase his (or their) Beneficial Ownership (directly or indirectly) to 30% or more of the outstanding Voting Securities (the "Standstill Agreement") and only for the period during which the Standstill Agreement is effective and fully honored by such Person. For purposes of this Section, "Grandfathered Dorrance Family Shareowner" shall mean at any time a "Dorrance Family Shareowner" (as hereinafter defined) who or which is at the time in question the Beneficial Owner solely of (v) Voting Securities Beneficially Owned by such individual on January 25, 1990, (w) Voting Securities acquired directly from the Company, (x) Voting Securities acquired directly from another Grandfathered Dorrance Family Shareowner, (y) Voting Securities which are also Beneficially Owned by other Grandfathered Dorrance Family Shareowners at the time in question, and (z) Voting Securities acquired after January 25, 1990 other than directly from the Company or from another Grandfathered Dorrance Family Shareowner by any "Dorrance Grandchild" (as hereinafter defined) provided that the aggregate amount of Voting Securities so acquired by each such Dorrance Grandchild shall not exceed five percent (5%) of the Voting Securities outstanding at the time of such acquisition. A "Dorrance Family Shareowner" who or which is at the time in question the Beneficial Owner of Voting Securities which are not specified in clauses (v), (w), (x), (y) and (z) of the immediately preceding sentence shall not be a Grandfathered Dorrance Family Shareowner at the time in question. For purposes of this Section, "Dorrance Family Shareowners" shall mean individuals who are descendants of the late

Dr. John T. Dorrance, Sr. and/or the spouses, fiduciaries and foundations of such descendants. A "Dorrance Grandchild" means as to each particular grandchild of the late Dr. John T. Dorrance, Sr., all of the following taken collectively: such grandchild, such grandchild's descendants and/or the spouses, fiduciaries and foundations of such grandchild and such grandchild's descendants.

     Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     Notwithstanding anything contained in this Plan to the contrary, if a Participant's employment is terminated by the Company without Cause within one year prior to a Change in Control and such termination (i) was at the request of a third party who effectuates a Change in Control or (ii) otherwise occurred in connection with or in anticipation of, a Change in Control, then for purposes of this Article XII only, the date of a Change in Control shall mean the date immediately prior to the date of such Participant's termination of employment.

     (b) CAUSE. For purposes of this Article XII only, with respect to any Participant, (i) "Cause" shall be defined as set forth in any individual agreement applicable to a Participant, or (ii) in the case of a Participant who does not have an individual agreement that defines Cause, then Cause shall mean the termination of a Participant's employment by reason of his or her (A) conviction of a felony or (B) engaging in conduct which constitutes willful gross misconduct which is demonstrably and materially injurious to the Campbell Group, monetarily or otherwise. No act, nor failure to act, on the Participant's part, shall be considered "willful" unless he or she has acted, or failed to act, with an absence of good faith and without a reasonable belief that his or her action or failure to act was in the best interest of the Campbell Group.

     (c) GOOD REASON. For purposes of the Plan, with respect to any Participant, (i) "Good Reason" shall be defined as set forth in any individual agreement applicable to a Participant, or (ii) in the case of a Participant who does not have an individual agreement that defines Good Reason, then Good Reason shall mean any of the following events or conditions:

          (A) a reduction in the Participant's base salary or any failure to pay the Participant any compensation or benefits to which he or she is entitled within thirty (30) days of the date due;

          (B) the Campbell Group's requiring the Participant to be based at any place outside a 50-mile radius from his or her site of employment prior to the Change in Control, except for reasonably required travel on the Campbell Group's business which is not greater than such travel requirements prior to the Change in Control;

          (C) the failure by the Campbell Group to provide the Participant with compensation and benefits, in the aggregate, substantially equivalent (in terms of benefit levels and/or reward opportunities) to those provided for under compensation or employee benefit plans, programs and practices as in effect immediately prior to the Change in Control (or as in effect following the Change in Control, if greater);

          (D) any purported termination of the Participant's employment for Cause which does not comply with the requirements of the definition of "Cause" as set forth in Section 12.2(b); or

          (E) the failure of the Company to obtain an agreement from any successor or assign of the Company to assume and agree to perform the Plan.

     sec.12.3  EFFECT OF CHANGE IN CONTROL ON CERTAIN AWARDS.

     (a) If the Company is not the surviving corporation following a Change in Control, and the surviving corporation following such Change in Control or the acquiring corporation (such surviving corporation or acquiring corporation is hereinafter referred to as the "Acquiror") does not assume the outstanding Options, SARs or Restricted Stock (other than Restricted Performance Stock) or does not substitute equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all such Awards shall become immediately and fully exercisable (or in the case of Restricted Stock, fully vested and all restrictions will immediately lapse). In addition, the Board or its designee may, in its sole discretion, provide for a cash payment to be made to each Participant for the outstanding Options, SARs or Restricted Stock (other than Restricted Performance Stock) upon the consummation of the Change in Control, determined on the basis of the fair market value that would be received in such Change in Control by the holders of the Company's securities relating to such Awards. Notwithstanding the foregoing, any Option intended to be an Incentive Stock Option under Section 422 of the Code shall be adjusted in a manner to preserve such status.

     (b) If the Company is the surviving corporation following a Change in Control, or the Acquiror assumes the outstanding Options, SARs or Restricted Stock (other than Restricted Performance Stock) or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all such Awards or such substitutes therefor shall remain outstanding and be governed by their respective terms and the provisions of the Plan.

     (c) If (i) the employment of a Participant with the Campbell Group is terminated (A) without Cause (as defined in Section 12.2(b)) or (B) by the Participant for Good Reason, in either case within twenty-four (24) months following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the outstanding Options, SARs or Restricted Stock (other than Restricted Performance Stock) or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all outstanding Options, SARs or Restricted Stock (other than Restricted Performance Stock) shall become immediately and fully exercisable (or in the case of Restricted Stock, fully vested and all restrictions will immediately lapse).

     (d) If (i) the employment of a Participant with the Campbell Group is terminated for Cause within twenty-four (24) months following a Change in Control and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the outstanding Options, SARs or Restricted Stock (other than Restricted Performance Stock) or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then any Options or SARs of such Participant shall expire, and any non-vested Restricted Stock shall be forfeited, and any rights under such Awards shall terminate immediately.

     (e) Outstanding Options or SARs which vest in accordance with Section 12.3, may be exercised by the Participant in accordance with Section 5.6; provided, however, that a Participant whose Options or SARs become exercisable in accordance with Section 12.3(c) may exercise a SAR or an Option, except an Incentive Stock Option (which may be exercised in accordance with Section 5.6(i)), at any time within three years after such termination, except that an Option or SAR shall not be exercisable on any date beyond the expiration of such three-year period or the expiration date of such Option or SAR, whichever occurs first; provided, further that any Participant who is eligible to retire at the date of such termination (or during any period during which such Participant receives severance payments) may exercise his or her Options or SARs in accordance with Section 5.6(h)), and provided, further, that in the event of a Participant's death after such termination the exercise of Options and SARs shall be governed by Sections 5.6(d)(f) or (g), as the case may be.

     sec.12.4 EFFECT OF CHANGE IN CONTROL ON RESTRICTED PERFORMANCE STOCK AND PERFORMANCE UNITS. (a) If the Company is not the surviving corporation following a Change in Control, and the Acquiror does not assume the Restricted Performance Stock or the Performance Units or does not substitute equivalent awards (including, in the case of equity or equity-related Awards, equivalent equity awards) for such Awards, then the Participant shall (i) become vested in, and restrictions shall lapse on, the greater of

(A) fifty percent (50%) of the Restricted Performance Stock or Performance Units or (B) a pro rata portion of such Restricted Performance Stock or Performance Units based on the portion of the Performance Period that has elapsed to the date of the Change in Control and the aggregate vesting percentage determined pursuant to this clause (B) shall be applied to vesting first such Awards granted the farthest in time preceding the Change in Control and (ii) be entitled to receive (A) in respect of all Performance Units which become vested and with respect to which the restrictions lapse as a result of such Change in Control, a cash payment within thirty (30) days after such Change in Control equal to the product of the then current value of a Performance Unit multiplied by the number of Performance Units which become vested and with respect to which restrictions lapse in accordance with this subparagraph (a) and (B) in respect of all shares of Performance Restricted Stock which become vested and with respect to which restrictions lapse as a result of such Change in Control, the prompt delivery of such shares; provided, however, that the Board or its designee may, in its sole discretion, provide for a cash payment to be made to each Participant for the vested Restricted Performance Stock upon the consummation of the Change in Control, determined on the basis of the fair market value that would be received in such Change in Control by the holders of the Company's securities relating to such Award.

     (b) If the Company is the surviving corporation following a Change in Control, or the Acquiror assumes the Restricted Performance Stock or the Performance Units or substitutes equivalent awards (including, in the case of equity or equity-related Awards, equivalent equity awards), then all such Awards or such substitutes therefor shall remain outstanding and be governed by their respective terms and the provisions of the Plan.

     (c) If (i) the employment of a Participant with the Campbell Group is terminated (A) without Cause (as defined in Section 12.2(b)) or (B) by the Participant for Good Reason, in either case within twenty-four (24) months following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the Restricted Performance Stock or the Performance Units or substitutes equivalent awards (including, in the case of equity or equity-related Awards, equivalent equity awards), then the Participant shall (i) become vested in, and restrictions shall lapse on, the greater of (A) fifty percent (50%) of the Restricted Performance Stock or Performance Units or (B) a pro rata portion of such Restricted Performance Stock or Performance Units based on the portion of the Performance Period that has elapsed to the date of the termination of employment and the aggregate vesting percentage determined pursuant to this clause (B) shall be applied to vesting first such Awards granted the farthest in time preceding the termination of employment and (ii) be entitled to receive (A) in respect of all Performance Units which become vested and with respect to which the restrictions lapse as a result of such termination of employment, a cash payment within thirty (30) days after such termination of employment equal to the product of the then current value of a Performance Unit multiplied by the number of Performance Units which become vested and with respect to which restrictions lapse in accordance with this subparagraph (c) and (B) in respect of all shares of Performance Restricted Stock which become vested and with respect to which restrictions lapse as a result of such termination of employment, the prompt delivery of such shares.

     (d) If (i) the employment of a Participant with the Campbell Group is terminated for Cause within twenty-four (24) months following a Change in Control and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the Restricted Performance Stock or the Performance Units or substitutes equivalent awards (including, in the case of equity or equity-related Awards, equivalent equity awards), then any non-vested Performance Restricted Stock or non-vested Performance Units of such Participant shall immediately be forfeited and any rights thereunder shall terminate.

     (e) With respect to any shares of Performance Restricted Stock or Performance Units which do not become vested under Section 12.4(a) (the "Continuing Awards"), such shares or units (or the proceeds thereof) shall continue to be outstanding for the remainder of the applicable Performance Period (as if such shares or units were the only shares or units granted in respect of each such

Performance Period) and subject to the applicable Award Criteria as modified in accordance with the provisions hereof.

     sec.12.5 AMENDMENT OR TERMINATION.(a) This Article XII shall not be amended or terminated at any time if any such amendment or termination would adversely affect the rights of any Participant under the Plan.

     (b) For a period of twenty-four (24) months following a Change in Control, the Plan shall not be terminated (unless replaced by a comparable long-term incentive plan) and during such period the Plan (or such replacement plan) shall be administered in a manner such that Participants will be provided with long-term incentive awards producing reward opportunities generally comparable to those provided prior to the Change in Control. Any amendment or termination of the Plan prior to a Change in Control which (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or in anticipation of a Change in Control, shall be null and void and shall have no effect whatsoever.

     (c) Following a Change in Control, the Plan shall be amended as necessary to make appropriate adjustments to the Award Criteria for the Continuing Awards for (i) any negative effect that the costs and expenses incurred by the Company and its Subsidiaries in connection with the Change in Control may have on the achievement of Performance Goals under the Plan and (ii) any changes to the Company and/or its Subsidiaries (including, but not limited to, changes in corporate structure, capitalization and increased interest expense as a result of the incurrence or assumption by the Company of acquisition indebtedness) following the Change in Control so as to preserve the reward opportunities and Award Criteria for comparable performance under the Plan as in effect on the date immediately prior to the Change in Control.

     sec.12.6 TRUST ARRANGEMENT. All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participants having no greater rights than the Company's general creditors; provided, however, nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

                  APPENDIX 1 TO 1994 LONG-TERM INCENTIVE PLAN
                  ARTICLE XII CHANGE IN CONTROL OF THE COMPANY

     sec.12.1 CONTRARY PROVISIONS. For awards granted prior to November 18, 2000, notwithstanding anything contained in the Plan to the contrary, the provisions of this Article XII shall govern and supersede any inconsistent terms or provisions of the Plan.

     sec.12.2  DEFINITIONS.

     CHANGE IN CONTROL. (a) For purposes of the Plan "Change in Control" shall mean any of the following events: (a) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the 1934 Act) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes of this Section 12.2(a), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

     (b) The individuals who, as of January 25, 1990, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's shareowners, of any new Director was approved by a vote of at least two-thirds of the Incumbent Board, such new Director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; or

     (c) Approval by shareowners of the Company of (1) a merger or consolidation involving the Company if the shareowners of the Company, immediately before such merger or consolidation, do not own, directly or indirectly immediately following such merger or consolidation, more than eighty percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

     (d) Acceptance of shareowners of the Company of shares in a share exchange if the shareowners of the Company, immediately before such share exchange, do not own, directly or indirectly immediately following such share exchange, more than eighty percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty-five percent (25%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the shareowners of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition, (iii) any "Grandfathered Dorrance Family Shareowner" (as hereinafter defined) or (iv) any Person who has acquired such Voting Securities directly from any Grandfathered Dorrance Family Shareowner but only if such Person has executed an agreement which is approved by two-thirds of the Board and pursuant to which such Person has agreed that he (or they) will not increase his (or their) Beneficial Ownership (directly or indirectly) to 30% or more of the outstanding Voting Securities (the "Standstill Agreement") and only for the period during which the Standstill Agreement is effective and fully honored by such Person. For purposes of this Section, "Grandfathered Dorrance Family Shareowner" shall mean at any time a "Dorrance Family Shareowner" (as hereinafter defined) who or which is at the time in question the Beneficial Owner solely of (v) Voting Securities Beneficially Owned by such individual on January 25, 1990, (w) Voting

Securities acquired directly from the Company, (x) Voting Securities acquired directly from another Grandfathered Dorrance Family Shareowner, (y) Voting Securities which are also Beneficially Owned by other Grandfathered Dorrance Family Shareowners at the time in question, and (z) Voting Securities acquired after January 25, 1990 other than directly from the Company or from another Grandfathered Dorrance Family Shareowner by any "Dorrance Grandchild" (as hereinafter defined) provided that the aggregate amount of Voting Securities so acquired by each such Dorrance Grandchild shall not exceed five percent (5%) of the Voting Securities outstanding at the time of such acquisition. A "Dorrance Family Shareowner" who or which is at the time in question the Beneficial Owner of Voting Securities which are not specified in clauses (v), (w), (x), (y) and
(z) of the immediately preceding sentence shall not be a Grandfathered Dorrance Family Shareowner at the time in question. For purposes of this Section, "Dorrance Family Shareowners" shall mean individuals who are descendants of the late Dr. John T. Dorrance, Sr. and/or the spouses, fiduciaries and foundations of such descendants. A "Dorrance Grandchild" means as to each particular grandchild of the late Dr. John T. Dorrance, Sr., all of the following taken collectively: such grandchild, such grandchild's descendants and/or the spouses, fiduciaries and foundations of such grandchild and such grandchild's descendants.

     Moreover, notwithstanding the foregoing, (i) a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur and (ii) a Change in Control described in sec.12.2(a) with respect to any Participant shall not be deemed to occur by reason of the Participant's acquisition of Beneficial Ownership (including the acquisition of Beneficial Ownership by a group of which the Participant is a member) with respect to any transaction on which the Participant would rely on Rule 16b-3(e) promulgated under the Exchange Act.

     sec.12.3 "ADJUSTED FAIR MARKET VALUE" means, in the event of a Change in Control, the greater of (a) the highest price per share of Campbell Stock paid to holders of the shares of Campbell Stock in any transaction (or series of transactions) constituting or resulting in a Change in Control or (b) the highest Fair Market Value of a share of Campbell Stock during the ninety (90) day period ending on the date of a Change in Control.

     sec.12.4 EFFECT OF CHANGE IN CONTROL ON OPTIONS AND SARS. Upon a Change in Control, (a) all Options and SARs outstanding on the date of such Change in Control shall become immediately and fully exercisable and (b) any Participant who may be subject to liability under Section 16(b) of Securities Exchange Act of 1934, as amended, will be permitted to surrender for cancellation for a period of sixty (60) days commencing after the later of such Change in Control or the expiration of six months from the date of grant, any Option or SAR (or portion of an Option or SAR), to the extent not yet exercised and the Participant will be entitled to receive a cash payment in an amount equal to the excess, if any, in respect of each Option or SAR surrendered, (1)(i) except as described in clause (ii) below, the greater of (x) the Fair Market Value, on the date preceding the date of surrender of the shares subject to the Option or SAR (or portion thereof) surrendered or (y) the Adjusted Fair Market Value of the Shares subject to the Option or SAR (or portion thereof) surrendered or (ii) in the case of an Incentive Stock Option or a SAR issued in connection with an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or SAR (or portion thereof) surrendered, over (2) the aggregate purchase price for such Shares under the Option or SAR.

     sec.12.5 EFFECT OF CHANGE IN CONTROL ON RESTRICTED STOCK. Upon a Change in Control, all restrictions upon any shares of Restricted Stock other than Restricted Stock which is subject to performance related restrictions ("Performance Restricted Stock") shall lapse immediately and all such shares shall become fully vested in the Participant and shall promptly be delivered to the Participant.

     sec.12.6 EFFECT OF CHANGE IN CONTROL ON PERFORMANCE RESTRICTED STOCK AND PERFORMANCE UNITS

     (a) Upon a Change in Control, the Participant shall (1) become vested in, and restrictions shall lapse on, the greater of (i) fifty percent (50%) of the Performance Restricted Stock or Performance Units or (ii) a pro rata portion of such Performance Restricted Campbell Stock based on the portion of the Performance Period that has elapsed to the date of the Change in Control and the aggregate vesting percentage determined pursuant to this clause (ii) shall be applied to vesting first such awards granted the farthest in time preceding the Change in Control (the "Vested Performance Awards") and (2) be entitled to receive (A) in respect of all Performance Units which become vested as a result of a Change in Control, a cash payment within thirty (30) days after such Change in Control equal to the product of the then current value of a Performance Unit multiplied by the number of Performance Units which become vested in accordance with this sec.12.6 and (B) in respect of all shares of Performance Restricted Stock which become vested as a result of a Change in Control, the prompt delivery of such shares.

     (b) With respect to any shares of Performance Restricted Stock or Performance Units which do not become vested pursuant to sec.12.6(a) (the "Continuing Awards"), such shares or units (or the proceeds thereof) shall continue to be outstanding for the remainder of the applicable Performance Period (as if such shares or units were the only shares or units granted in respect of each such Performance Period) and subject to the applicable Award Criteria as modified below.

     sec.12.7 AMENDMENT OR TERMINATION. (a) This Article XII shall not be amended or terminated at any time if any such amendment or termination would adversely affect the rights of any Participant under the Plan.

     (b) For a period of twenty-four (24) months following a Change in Control, the Plan shall not be terminated (unless replaced by a comparable long-term incentive plan) and during such period the Plan (or such replacement plan) shall be administered in a manner such that Participants will be provided with long-term incentive awards producing reward opportunities generally comparable to those provided prior to the Change in Control. Any amendment or termination of the Plan prior to a Change in Control which (1) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (2) otherwise arose in connection with or in anticipation of a Change in Control, shall be null and void and shall have no effect whatsoever.

     (c) Following a Change in Control, the Plan shall be amended as necessary to make appropriate adjustments to the Award Criteria for the Continuing Awards for (a) any negative effect that the costs and expenses incurred by the Company and its Subsidiaries in connection with the Change in Control may have on the achievement of Performance Goals under the Plan and (b) any changes to the Company and/or its Subsidiaries (including, but not limited to, changes in corporate structure, capitalization and increased interest expense as a result of the incurrence or assumption by the Company of acquisition indebtedness) following the Change in Control so as to preserve the reward opportunities and Award Criteria for comparable performance under the Plan as in effect on the date immediately prior to the Change in Control.

     sec.12.8 TRUST ARRANGEMENT. All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participants having no greater rights than the Company's general creditors; provided, however, nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

                     DIRECTIONS AND MAP SHOWING LOCATION OF
                              THE LAKELAND CENTER
                             700 WEST LEMON STREET
                            LAKELAND, FLORIDA 33815


FROM ORLANDO:                                  [MAP OF DIRECTIONS TO THE LAKELAND CENTER]
Take I-4 West to Exit 17
  (Kathleen Rd., South)
Continue on Kathleen Rd. South
Turn right on Sikes Blvd.
Follow Sikes Blvd. to Lime Street
Turn right on Lime Street
The Lakeland Center is on the
  corner of Sikes Blvd.
  and Lime Street.


FROM TAMPA:
Take I-4 East to Exit 17
Follow directions above.

[X] PLEASE MARK YOUR VOTES                                                  6795
    AS THIS EXAMPLE

YOUR SHARES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS (OR, IN THE CASE OF SHARES HELD IN A SAVINGS PLAN, WILL BE VOTED AT THE DISCRETION OF THE TRUSTEE) UNLESS YOU OTHERWISE INDICATE IN WHICH CASE THEY WILL BE VOTED AS MARKED.

THE BOARD RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4 AND A VOTE AGAINST ITEM 5

FOR ALL NOMINEES, EXCEPT THOSE LISTED BELOW       WITHHELD FROM ALL NOMINEES
1. Election of
   Directors                  [  ]                           [  ]
  (see reverse)

FOR, except vote withheld from the following nominee(s) -  list numbers:

________________________________________________________________________________


                                             FOR    AGAINST   ABSTAIN
2. Approve amendment to the Man-             [  ]     [  ]     [  ]
   agement Worldwide Incentive Plan

                                             FOR    AGAINST   ABSTAIN
3. Approve amendment to the 1994             [  ]     [  ]     [  ]
   Long Term Incentive Plan

                                             FOR    AGAINST   ABSTAIN
4. Ratification of Appointment               [  ]     [  ]     [  ]
   of Auditors

                                             FOR    AGAINST   ABSTAIN
5. Shareowner Proposal                       [  ]     [  ]     [  ]


MARK THIS BOX TO OBTAIN A TICKET             Change of address:
OF ADMISSION TO THE MEETING.       [  ]      Mark this box and see    [  ]
                                             the reverse side.

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.



________________________________________________________________________________


________________________________________________________________________________
   SIGNATURE(S)                                         DATE
________________________________________________________________________________
                            - FOLD AND DETACH HERE -




                          [CAMPBELL SOUP COMPANY LOGO]


 ANNUAL MEETING OF SHAREOWNERS -- NOVEMBER 17, 2000 -- 11:00 A.M., EASTERN TIME

          THE LAKELAND CENTER - 700 W. LEMON STREET - LAKELAND, FLORIDA



                          VOTE BY TELEPHONE OR INTERNET
                            QUICK - EASY - IMMEDIATE

Campbell Soup Company encourages you to take advantage of two cost-effective and convenient ways to vote your shares.
You may now vote your proxy 24 hours a day, 7 days a week, either using a touch-tone telephone or through the Internet. YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 12:00 MIDNIGHT NEW YORK TIME ON NOVEMBER 16, 2000.
Your telephone or Internet vote authorizes the proxies named on the reverse side of the above proxy card to vote your shares in the same manner as if you marked, signed, and returned your proxy card.
VOTE BY PHONE:    ON A TOUCH-TONE TELEPHONE dial 1-877-PRX-VOTE (1-877-779-8683)
                  FROM THE U.S. AND CANADA OR DIAL 201-536-8073 FROM OTHER
                  COUNTRIES.
                  You will be asked to enter the VOTER CONTROL NUMBER located in the box just below the perforation on the proxy card. Then follow the instructions.
                                       OR
VOTE BY INTERNET: POINT YOUR BROWSER TO THE WEB ADDRESS:
                  http://www.eproxyvote.com/cpb
                  Click on the "PROCEED" icon -- You will be asked to enter the
                  VOTER CONTROL NUMBER located in the box just below the
                  perforation on the proxy card. Then follow the instructions.
                                       OR
VOTE BY MAIL:     Mark, sign and date your proxy card and return it in the
                  postage-paid envelope. IF YOU ARE VOTING BY TELEPHONE OR THE
                  INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

                              [CAMPBELL SOUP LOGO]


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING ON NOVEMBER 17, 2000

PROXY The undersigned hereby appoints David W. Johnson, or, in his absence, Ellen O. Kaden or, in the absence of both of them, John J. Furey, and each or any of them, proxies with full power of substitution in each, to vote all shares the undersigned is entitled to vote, at the Annual Meeting of Shareowners of Campbell Soup Company to be held at The Lakeland Center, 700 W. Lemon Street, Lakeland, Florida, at 11:00 a.m., Eastern Time, and at any adjournments thereof, on all matters coming before the meeting, including the proposals referred to on the reverse side hereof. If the undersigned is a participant in one of the Campbell Soup Company Savings and 401(k) Plans or in the Campbell Soup Company Ltd Employee Savings and Stock Bonus Plan (any of such plans, a "Savings Plan"), then the undersigned hereby directs the respective trustee of the applicable Savings Plan to vote all shares of Campbell Soup Company Capital Stock in the undersigned's Savings Plan account at the aforesaid Annual Meeting and at any adjournments thereof, on all matters coming before the meeting, including the proposals referred to on the reverse side hereof.


         1. ELECTION OF DIRECTORS
         Nominees: 01) Alva A. App, 02) Edmund M. Carpenter, 03) Bennett Dorrance, 04) Thomas W. Field, Jr., 05) Kent B. Foster, 06) Harvey Golub, 07) David W. Johnson, 08) David K.P. Li, 09) Philip E. Lippincott, 10) Mary Alice D. Malone, 11) Charles H. Mott, 12) Charles
         R. Perrin, 13) George M. Sherman, 14) Donald M. Stewart, 15) George Strawbridge, Jr. and 16) Charlotte C. Weber. Directors recommend a vote FOR

                          (Change of Address/Comments)
            ________________________________________________________

            ________________________________________________________

            ________________________________________________________

            ________________________________________________________
            (If you have written in the above space, please mark the
               corresponding box on the reverse side of this card)

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN THE REVERSE SIDE; NO BOXES NEED TO BE MARKED. IF YOU DO NOT VOTE BY PHONE OR OVER THE INTERNET, PLEASE RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                              [SEE REVERSE SIDE]
________________________________________________________________________________

                        DIRECTIONS TO THE LAKELAND CENTER
                               700 W. LEMON STREET
                                LAKELAND, FLORIDA
                                 (800) 200-4870


FROM ORLANDO:
Take I-4 West to Exit 17 (Kathleen Rd., South)
Continue on Kathleen Rd. South
Turn right on Sikes Blvd.
Follow Sikes Blvd. to Lime Street
Turn right on Lime Street
The Lakeland Center is on the corner of Sikes Blvd.
and Lime Street.

FROM TAMPA:
Take I-4 East to Exit 17
Follow directions above.

                                                       [THE LAKELAND CENTER MAP]